UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number            811-22264

The Motley Fool Funds Trust

(Exact name of registrant as specified in charter)

Motley Fool Asset Management, LLC

2000 Duke Street, Suite 175

Alexandria, VA 22314

(Address of principal executive offices) (Zip code)

Peter E. Jacobstein

Motley Fool Asset Management, LLC

2000 Duke Street, Suite 175

Alexandria, VA 22314

(Name and address of agent for service)

Registrant’s telephone number, including area code: (703) 302-1100

Date of fiscal year end:  October 31

Date of reporting period:  April 30, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The Report to Shareholders is attached herewith.

Why do you invest?

SEMIANNUAL REPORT

A series of The Motley Fool Funds Trust 4/30/13

Motley Fool Independence Fund

Motley Fool Great America Fund

Motley Fool Epic Voyage Fund

MOTLEY FOOL INDEPENDENCE FUND (FOOLX)

 Under-exposure to Europe and Japan versus its benchmark caught up with the Independence fund for the first half of the year. Emerging markets have been lackluster in the recent past, though we remain confident in our holdings there.

 Consumer discretionary holdings around the world continue to show very impressive returns, while material and energy stocks have taken a breather.

MOTLEY FOOL GREAT AMERICA FUND (TMFGX)

 Little-known companies American Woodmark and KapStone Paper have been among the best holdings so far this year. Very well-known Apple has been a bit less than helpful.

 Portfolio has been adding small regional banks this year, which should work out well as long as the housing market continues its recovery.

MOTLEY FOOL EPIC VOYAGE FUND (TMFEX)

 Foreign markets, which were very strong last year, have produced still attractive, but lighter, returns for the past six months than domestic stocks.

 Best-performing stocks have been Nippon Indosari, Tod’s SPA and DuzonBizon. Better known Baidu has so-far been a drag on results.

This report has been prepared for shareholders of Motley Fool Independence Fund, Motley Fool Great America Fund and Motley Fool Epic Voyage Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current prospectus, which contains more complete information about the Funds. Investors are reminded to read the prospectus carefully before investing. Returns quoted represent past performance, which is no guarantee of future results. Current returns may be lower or higher and can be found at foolfunds.com. Share prices will fluctuate and there may be a gain or loss when shares are redeemed. Fund shares are distributed by Foreside Funds Distributors LLC, Berwyn, Pennsylvania.

Letter to Shareholders

Portfolio Manager Bill Mann

“The most we can hope for is to create the best possible conditions for success and then let go of the outcome.” – Phil Jackson

Dear Fellow Fool Funds Shareholder:

What financial crisis?

Isn’t that what the market seems to be saying? The risks facing the global financial system, such as the persistent lack of employment growth in much of the developed world and many countries’ stretched balance sheets, still exist. It’s not even like these risks are ancient history: it was only at the end of April that the Cypriot government approved a European Union bailout, the terms of which included liquidation of the country’s second largest bank.

In the face of massive macroeconomic threats, equities have been quite euphoric, with several stock markets worldwide – even those of “dead” countries like Japan – moving well in excess of 20% higher over the six-month period ending April 30, 2013. China and Chile are the only major markets to show a decline during that period.

Perhaps we should view this as a sign that the markets believe the global economy is moving away from crisis conditions. In the U.S., the Dow Jones Industrial Average erased every bit of losses incurred during the 2008 meltdown, closing in on the never-before-reached 15,000 level as the period discussed in this report was concluding. (It crossed the wire for the first time on May 3.)

The last time the Dow stood above 14,000 was late 2007. But consider this: the aggregate book value of the 30 Dow component companies is more than 65% higher than in 2007. Of course, one shouldn’t treat the DJIA as a static set – in 2007 it contained the soon-to-be defenestrated AIG, for example — but not only is the book value much higher, I’d argue that the quality of many of those assets is also much better.

These two pieces of evidence point to an inherent conflict for investors – some data suggest that stocks are cheap, some on the other hand waving warning signs with slogans like “THE END IS NEAR.” The good news is that it’s nearly always true that there are things to be excited about and things to be worried about. The bad news is the exact same thing. What we as investors must do is seek out the truth. Our team approaches this task not on a market-by-market basis, or an industry-by-industry one. We focus on individual companies.

The Motley Fool Funds Trust	3

Two things I want you to do

Along with this focus, we want you to know exactly which individual companies we own as often as possible. Earlier this year we began to list our full portfolio holdings on FoolFunds.com at the end of each month. We do this because we believe that mutual funds are only as good as the companies in which they’re invested, and you, as the rightful owners, should have an unencumbered right to know what we have bought on your behalf.

Long-time shareholders know that in these letters, I typically ask you to do two things. The first is to explore the pages ahead to see our all holdings as of April 30, 2013. Don’t stop there. If your curiosity is piqued, and we hope it is, be sure to visit the “Our Funds” section of FoolFunds.com monthly and look at the full holdings in each fund. You can also find the Top 11 holdings, and other essential portfolio information. I have one more request for you in a moment.

The search for new ideas

Our three funds started this period each carrying small cash balances, and ended the period with larger ones as a percentage of assets. We don’t particularly like holding lots of cash, but we are willing to do so if the alternative is plowing money into positions in which we lack conviction. During the last six months, we have actively opened up new positions in each of our three funds and deployed tens of millions into companies at prices we consider attractive.

But by the same measure, markets that go straight up tend to give value investors opportunities to harvest gains for companies that have experienced share price gains well in excess of their business potentials. Each time we make a decision to sell, we end up with additional cash to deploy. Given our “no strangers in the portfolio” mentality, this creates substantial pressure for the team to find new ideas. Each of the members of the portfolio team has spent substantial time on the road over the last six months doing just that. We deployed Tony Arsta to Taiwan for the last few months as a staging point for investigating businesses in that part of the world.

One other thing happened over the last six months: for the first time since 2007, new investor money has poured into equity mutual funds – and ours were no exception. We remain grateful and awestruck that you have entrusted us with your money, and our greatest promise back to you is that we won’t invest a penny of it without due consideration and patience. We are passionate about the constant learning that must take place if we hope to succeed at our craft.

No benchmark hugging here

In a moment I’m going to describe our periodic results for you. Each of our funds shows fairly substantial gains, and yet each trailed its benchmark during the past six months. I wish we could always win, but we have been very clear in the past that you should expect periods – even long ones – of underperformance from our funds. Our funds contain something that in industry parlance is known as

4	The Motley Fool Funds Trust

high levels of “active share.” In the real world, this means that our funds contain a high percentage of companies that differ from the compositions of our benchmarks. It would be easier and safer to hug our benchmarks, but I think that’s something that would serve my interests (“safety in numbers”) better than it would yours. After all, index funds exist for almost every market permutation. If you want the index performance, you can go out and get it. High active share means that deviations from the market’s performance are inevitable. We are not short-term investors. It’s not that we think that short-term investing is particularly evil (though it comes at a much higher frictional cost), it’s just that we stink at it. There, I said it. I feel better.

In a market where investment returns have been strong, the places where one might look for value become, in some ways, scarier. We have continued to look for good non-money center European banks, but the structure there makes the search difficult. In the U.S. there are over 600 publicly traded banks with less than US$1 billion in total capital. In Europe there are about 20. We have also looked in some of the non-participant markets like Russia, China and Brazil, having found much more value in the latter than the former two. We have had much more success with smaller U.S. banks, taking meaningful positions in Monarch Financial, Carter Bank & Trust and New Hampshire Thrift Bancshares. We have also found some excellent companies trading below intrinsic value that happen to be rapid growers. (We do not practice statistical value investing.) Two great examples for the period include Texas Roadhouse and XPO Logistics. I look forward to speaking more about these and other companies in the future in our monthly shareholder letters.

Periodic Results

For the period of November 1, 2012 through April 30, 2013, the Motley Fool Independence Fund returned 12.3% versus its benchmark MSCI World’s return of 15.0%. In the same period the Motley Fool Great America Fund returned 15.4% versus an 18.9% return for the Russell Midcap Index. During that same period, the Motley Fool Epic Voyage Fund generated returns of 9.4% versus 13.2% for the Russell Global ex-US index.

As you can see, each of our funds has lagged its relevant index over the six-month period, even as each one has turned in rather large percentage gains. When we originally launched the Independence Fund, I made the point that our value bent and high diversion from the benchmark – as well as our willingness to hold cash when we could not find enough attractive investment candidates —would most likely mean that we were structured do better than the market during down periods versus when the market was buoyant.

This is precisely what happened during this six-month period. I am quite pleased with the companies that we hold in our portfolios, and believe that our focus on finding companies that trade below our estimate of intrinsic value, that have durable

The Motley Fool Funds Trust	5

competitive advantages, and underappreciated assets and holding them for the long term has an excellent chance of paying off handsomely. Just know this: we don’t chase returns, and we don’t seek out hot sectors. In what has been our longest stretch of relative underperformance, the turnover for each of our funds has dropped precipitously from its previous average (which in each case was already low).

As for that final request: If you haven’t already done so, I encourage you to sign up for our monthly newsletter, Declarations, at FoolFunds.com. Particularly for shareholders who hold our funds through a broker, this is the only way in which you are assured to get all of our communications.

As always the entire Fool Funds team joins me in thanking you for placing your trust in us.

Sincerely,

William H. Mann, III

The Letter to Shareholders seeks to describe some of the Adviser’s current opinions and views of the financial markets. Although the Adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed. The securities held by the Fund that are discussed in the Letter to Shareholders were held during the period covered by the semiannual report. They do not comprise the entire investment portfolio of the Fund, may be sold at any time, and may no longer be held by the Fund. The opinions of the Adviser with respect to those securities may change at any time.

6	The Motley Fool Funds Trust

Motley Fool Independence Fund Portfolio Characteristics (Unaudited)

At April 30, 2013, the Motley Fool Independence Fund (the “Fund”) had an unaudited net asset value of $17.27 per share attributed to 15,642,916 shares outstanding. This compares with an unaudited net asset value as of June 16, 2009 of $10.00 per share attributed to 100,000 shares outstanding. From the Fund’s launch on June 16, 2009 to April 30, 2013, the Fund had an average annual total return of 16.37% versus a return of 14.77% over the same period for its benchmark, MSCI World Index. The graph below shows the performance of $10,000 invested in the Fund at inception. The results shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Average Annual Total Returns as of 04/30/2013

	Fund*	Benchmark**

One Year	13.28%	17.41%
Since Inception	16.37%	14.77%
Inception Date	06/16/2009
Total Annual Fund Operating Expenses Before Expense Limitation (February 28, 2013 Prospectus)	1.54%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.FoolFunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

*These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower.

**The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 24 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. The MSCI World Index is not available for direct investment. The Fund may invest in countries that are not included within the MSCI World Index (such as emerging market countries) and its investment portfolio is not weighted in terms of countries or issuers the same as the MSCI World Index. For this reason, the Fund’s investment performance should not be expected to track, and may exceed or trail, the MSCI World Index. Since Inception returns for the Benchmark reflect the performance based on the Inception Date of the Fund.

Motley Fool Independence Fund	7

The investment objective of the Independence Fund is to achieve long-term capital appreciation. The Fund pursues this objective by investing primarily in common stocks of companies located anywhere in the world. The Fund invests in areas of the market that, in the view of Motley Fool Asset Management, LLC (the “Adviser”), offer the greatest potential for long-term capital appreciation. The Fund may invest in other types of securities and in other asset classes when, in the judgment of the Adviser, such investments offer attractive potential returns. As such, the Fund’s performance will deviate significantly from its benchmark from time to time. It is the view of the Adviser that this deviation is less meaningful over shorter time frames and is more relevant over multi-year periods.

Because the Independence Fund is free to invest in companies of any size around the world, at times, the Fund may be heavily invested in small-cap stocks and foreign securities, each of which presents extra risk. Small-cap stocks tend to be more volatile and less liquid than their large-cap counterparts. Fluctuations in currency exchange rates can cause losses when investing in foreign securities, with emerging markets presenting additional risks of illiquidity, political instability, and lax regulation. You are strongly encouraged to read more about the Fund’s strategies and risks in the prospectus.

The Independence Fund invests in securities of companies the Adviser believes are undervalued. Unlike mutual funds that are constrained by a style-box, the Fund may invest in any company, country, market, industry or sector where the Adviser’s analysis suggests that there is opportunity for gains that outweigh risks. In identifying investments for the Fund, the Adviser looks for companies it believes the market has irrationally undervalued and looks for companies that have high-quality businesses with strong market positions, manageable leverage, and robust streams of free cash flow. The following tables show the top 11 holdings, sector allocation and top 11countries in which the Fund was invested as of April 30, 2013. Portfolio holdings are subject to change without notice.

Certain mutual fund ratings and review services have created style boxes, which look more or less like a tic-tac-toe board; arranging funds by the size of the companies they typically invest in (large-, mid-, and small-cap) along one axis, and along a “value” to “growth” basis on the other axis.This may be a helpful way – at times –to think about certain investment opportunities, but we don’t believe we’ll improve your returns by limiting ourselves to any one portion of that style box.

Top Eleven Holdings*	% of Net Assets

Berkshire Hathaway, Inc.	2.53%
WellPoint, Inc.	2.53
Shimano, Inc.	2.35
Google, Inc.	2.29
Multiplus SA	2.28
Tod’s S.p.A.	2.26
Brookfield Asset Management, Inc.	2.23
Markel Corp.	2.22
Compartamos SAB de CV	2.22
HCC Insurance Holdings, Inc.	2.21
Loews Corp.	2.18

25.30%

*	As of the date of the report, the fund had a holding of 4.15% in the BNY Mellon Cash Reserve.

8	Motley Fool Independence Fund

The Motley Fool Independence Fund uses the Global Industry Classification StandardSM (“GICS SM”) as the basis for the classification of securities on the Schedule of Investments (“SOI”). We believe that this makes the SOI classifications more standard with the rest of the industry.

Sector Allocation	% of Net Assets

Financials	25.75%
Consumer Discretionary	17.59
Information Technology	13.42
Health Care	10.04
Consumer Staples	9.62
Energy	6.15
Industrials	5.05
Utilities	2.89
Telecommunication Services	2.63
Materials	1.54

94.68%

Top Eleven Countries	% of Net Assets

United States*	44.08%
Japan	4.93
South Korea	4.75
Switzerland	4.14
Hong Kong	3.54
Saudi Arabia	3.40
Brazil	3.27
Bermuda	2.45
Italy	2.26
Canada	2.23
Mexico	2.22

77.27%

*	As of the date of the report, the fund had a holding of 4.15% in the BNY Mellon Cash Reserve.

Motley Fool Independence Fund	9

About Your Expenses

As a shareholder of the Independence Fund, you incur ongoing costs, including advisory fees and other Fund expenses. This example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2012 to April 30, 2013.

Actual Expenses

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical Example for Comparison Purposes

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Independence Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Fund as compared to the costs of investing in other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

Do you know how many times a fund, or the market, has returned a smooth 5% over a long period of time? Never. But we have to pick some example. In reality, the market’s returns are always far bumpier,with the market returning 20% one year, followed by a loss of 10% the next year, followed by a 3% gain, etc.These variations affect actual expenses as well. Happily, over almost all time periods of 20 years or longer, according to the research of University of Pennsylvania’s Jeremy Siegel and others, the domestic market’s returns have been at least 5% per year on average.

	Beginning Account Value 11/01/12	Ending Account Value 04/30/13	Annualized Expense Ratio(1)	Expenses Paid During Period(2)

Actual	$1,000	$1,123.28	1.38%	$7.27
Hypothetical	$1,000	$1,017.95	1.38%	$6.90

(1)	These ratios reflect expenses waived by the Fund’s investment adviser. Without these Waivers, the Fund’s expenses would have been higher and the ending account values would have been lower.

(2)

Expenses are equal to the Fund’s annualized expense ratio for the period November 1, 2012 to April 30, 2013, multiplied by the average account value over the period, multiplied by the number of days (181) in the most recent fiscal half-year, then divided by 365.

10	Motley Fool Independence Fund (Unaudited)

The Motley Fool Funds Trust

Motley Fool Independence Fund

Schedule of Investments

at April 30, 2013

(Unaudited)

Issues	Shares	Value (Note 2)

Equity Securities — 91.29%

Beverages — 1.84%
Coca-Cola HBC AG (Switzerland)*	189,606	$4,977,463

Capital Markets — 1.66%
INTL FCStone, Inc. (United States)*	70,513	1,207,183
TD Ameritrade Holding Corp. (United States)	165,000	3,285,150

		4,492,333

Chemicals — 1.54%
Innophos Holdings, Inc. (United States)	81,164	4,164,525

Commercial Banks — 2.00%
Banco Latinoamericano de Comercio Exterior SA (Panama)	201,265	4,566,703
Monarch Financial Holdings, Inc. (United States)	77,700	830,613

		5,397,316

Commercial Services & Supplies — 5.05%
De La Rue PLC (United Kingdom)	275,900	3,994,554
Depa Ltd. (United Arab Emirates)*	5,815,390	2,268,002
KAR Auction Services, Inc. (United States)	55,208	1,235,003
Multiplus SA (Brazil)	373,000	6,148,464

		13,646,023

Communications Equipment — 2.56%
Cisco Systems, Inc. (United States)	105,000	2,196,600
Infinera Corp. (United States)*	561,100	4,724,462

		6,921,062

Computers & Peripherals — 1.80%
Apple, Inc. (United States)	11,000	4,870,250

Consumer Finance — 2.22%
Compartamos SAB de CV (Mexico)	3,600,000	5,988,981

Diversified Telecommunication Services — 0.88%
Level 3 Communications, Inc. (United States)*	117,500	2,365,275

Electric Utilities — 1.32%
Brookfield Infrastructure Partners LP (Bermuda)	92,127	3,560,708

See Notes to Financial Statements.

Motley Fool Independence Fund	11

Issues	Shares	Value (Note 2)

Equity Securities (continued)
Electronic Equipment, Instruments & Components — 0.98%
CrucialTec Co., Ltd. (South Korea)*	206,000	$2,661,023

Energy Equipment & Services — 1.12%
Compagnie Generale de Geophysique - Veritas SA (France)(a)	77,000	1,643,950
Geospace Technologies Corp. (United States)*	16,400	1,383,668

		3,027,618

Food & Staples Retailing — 2.08%
Costco Wholesale Corp. (United States)	29,558	3,204,974
Olam International Ltd. (Singapore)	1,765,139	2,412,051

		5,617,025

Food Products — 4.05%
BRF - Brasil Foods SA (Brazil)(a)	108,704	2,699,121
Nestle SA (Switzerland)	38,694	2,759,366
PT Nippon Indosari Corpindo Tbk (Indonesia)	6,906,960	5,472,624

		10,931,111

Health Care Equipment & Supplies — 5.29%
Covidien PLC (Ireland)	49,000	3,128,160
Natus Medical, Inc. (United States)*	268,900	3,363,939
Nihon Kohden Corp. (Japan)	133,481	5,125,782
Zimmer Holdings, Inc. (United States)	35,000	2,675,750

		14,293,631

Health Care Providers & Services — 2.53%
WellPoint, Inc. (United States)	93,697	6,832,385

Hotels, Restaurants & Leisure — 6.50%
Ajisen China Holdings Ltd. (Hong Kong)	3,550,000	2,566,056
Arcos Dorados Holdings, Inc. (Argentina)	273,000	3,718,260
Chipotle Mexican Grill, Inc. (United States)*	14,400	5,229,936
Penn National Gaming, Inc. (United States)*	52,083	3,049,460
Yum! Brands, Inc. (United States)	44,132	3,006,272

		17,569,984

Insurance — 10.20%
Berkshire Hathaway, Inc. (United States)*	43	6,837,000
Enstar Group Ltd. (Bermuda)*	22,510	2,860,796
HCC Insurance Holdings, Inc. (United States)	140,200	5,972,520
Loews Corp. (United States)	131,690	5,882,592

See Notes to Financial Statements.

12	Motley Fool Independence Fund

Issues	Shares	Value (Note 2)

Equity Securities (continued)
Insurance (continued)
Markel Corp. (United States)*	11,200	$6,006,000

		27,558,908

Internet & Catalog Retail — 2.09%
CJ O Shopping Co., Ltd. (South Korea)	18,949	5,637,684

Internet Software & Services — 3.77%
Baidu, Inc. (China)*(a)	46,500	3,992,025
Google, Inc. (United States)*	7,500	6,184,275

		10,176,300

IT Services — 1.42%
Paychex, Inc. (United States)	105,702	3,848,610

Leisure Equipment & Products — 2.35%
Shimano, Inc. (Japan)	73,000	6,358,646

Media — 0.61%
DreamWorks Animation SKG, Inc. (United States)*	85,000	1,638,800

Multiline Retail — 0.79%
Dollar Tree, Inc. (United States)*	45,000	2,140,200

Multi-Utilities — 1.57%
GDF Suez S.A. (France)	197,653	4,237,742

Oil, Gas & Consumable Fuels — 5.03%
Denbury Resources, Inc. (United States)*	262,200	4,690,758
Lukoil OAO (Russia)(a)	62,350	3,968,577
Occidental Petroleum Corp. (United States)	30,645	2,735,373
Total Gabon SA (Gabon)	3,570	2,188,250

		13,582,958

Pharmaceuticals — 2.23%
Astellas Pharma, Inc. (Japan)	18,500	1,078,274
Dr. Reddy’s Laboratories Ltd. (India)(a)	110,177	4,173,505
Santen Pharmaceutical Co., Ltd. (Japan)	15,250	765,473

		6,017,252

Real Estate Investment Trusts — 3.03%
American Tower Corp. (United States)	40,500	3,401,595
Annaly Capital Management, Inc. (United States)	219,989	3,506,624

See Notes to Financial Statements.

Motley Fool Independence Fund	13

Issues	Shares	Value (Note 2)

Equity Securities (continued)
Real Estate Investment Trusts (continued)
Lippo Malls Indonesia Retail Trust (Singapore)	3,000,000	$1,280,657

		8,188,876

Real Estate Management & Development — 4.90%
Brookfield Asset Management, Inc. (Canada)	156,374	6,034,473
Brookfield Property Partners LP (Canada)*	8,975	198,146
Cheung Kong Holdings Ltd. (Hong Kong)	170,337	2,570,677
Henderson Land Development Co., Ltd. (Hong Kong)	610,920	4,433,176

		13,236,472

Semiconductors & Semiconductor Equipment — 1.20%
FormFactor, Inc. (United States)*	376,100	1,861,695
NVIDIA Corp. (United States)	100,000	1,377,000

		3,238,695

Software — 1.68%
DuzonBizon Co., Ltd. (South Korea)	328,180	4,548,516

Textiles, Apparel & Luxury Goods — 5.25%
Swatch Group AG (Switzerland)	6,000	3,442,323
Tod’s S.p.A. (Italy)	42,000	6,102,146
Under Armour, Inc. (United States)*	81,410	4,646,883

		14,191,352

Wireless Telecommunication Services — 1.75%
SBA Communications Corp. (United States)*	60,000	4,739,400

Total Equity Securities (Cost $ 191,053,160)		246,657,124

Participatory Notes — 3.39%
Commercial Banks — 1.74%
Al Rajhi Banking & Investment Co. (Saudi Arabia)(b)	268,000	4,716,486

Food Products — 1.65%
Almarai Co. (Saudi Arabia)(b)	257,173	4,457,369

Total Participatory Notes (Cost $ 9,675,985)		9,173,855

See Notes to Financial Statements.

14	Motley Fool Independence Fund

Issues	Shares	Value (Note 2)

Other Investments — 4.15%
Temporary Cash Investment — 4.15%
BNY Mellon Cash Reserve	11,200,570	$11,200,570

Total Other Investments (Cost $11,200,570)		11,200,570

Total Investment Portfolio (Cost 211,929,715) — 98.83%		267,031,549
Liabilities in Excess of Other Assets — 1.17%		3,160,940

NET ASSETS — 100.00%
(Applicable to 15,642,916 shares outstanding)		$270,192,489

*	Non-income producing security.
(a)	ADR — American Depositary Receipts
(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Total market value of Rule 144A securities is $9,173,855 and represents 3.39% of net assets as of April 30, 2013.

LP — Limited Partnership

PLC — Public Limited Company

See Notes to Financial Statements.

Motley Fool Independence Fund	15

Statement of Assets and Liabilities

April 30, 2013 (Unaudited)

Assets:

Investments in securities of unaffiliated issuers, at value (at cost, $211,929,715)	$267,031,549

Foreign currency, at value (at cost, $210,892)	210,168
Receivables:
Dividends and tax reclaims	324,066
Interest	366
Investment securities sold	4,791,100
Shares of beneficial interest sold	1,221,186
Prepaid expenses and other assets	51,249

Total Assets	273,629,684

Liabilities
Payables:
Investment securities purchased	2,759,014
Shares of beneficial interest redeemed	303,679
Accrued expenses:
Audit fees	27,818
Accounting and administration fees	59,232
Advisory fees	202,363
Custodian fees	22,679
Transfer agent fees	34,541
Trustee fees	2,356
Other expenses	25,513

Total Liabilities	3,437,195

Net Assets	$270,192,489

The accompanying notes are an integral part of these financial statements.

16	Motley Fool Independence Fund

Statement of Assets and Liabilities

April 30, 2013 (Unaudited)

Net Assets Consist of:
Paid-in-Capital	$209,935,323
Undistributed Net Investment Income	122,643
Accumulated Net Realized Gain on Investments and Foreign Currency Transactions	5,036,161
Net Unrealized Appreciation/(Depreciation) on Investments, Foreign Currencies, and Assets and Liabilities Denominated in Foreign Currencies	55,098,362

Net Assets	$270,192,489

Net Asset Value:
$0.001 par value, unlimited shares authorized
Net assets applicable to capital shares outstanding	$270,192,489
Shares outstanding	15,642,916

Net asset value, offering, and redemption price per share*	$17.27

*	A charge of 2% is imposed on the redemption proceeds of shares redeemed or exchanged within 90 days of purchase.

The accompanying notes are an integral part of these financial statements.

Motley Fool Independence Fund	17

Statement of Operations

Six Months Ended April 30, 2013 (Unaudited)

Investment Income
Dividends	$2,450,291
Interest	19,141
Less foreign taxes withheld	(93,029)

Total Investment Income	2,376,403

Expenses
Accounting and administration fees	114,570
Blue sky fees	10,012
Shareholder account-related services	84,625
Chief Compliance Officer fees	7,776
Custodian fees	52,435
Investment advisory fees	1,184,271
Professional fees	26,011
Shareholder reporting fees	9,999
Transfer agent fees	167,531
Trustee fees	17,184
Other expenses	13,755

Total expenses	1,688,169

Expenses waived/reimbursed net of amount recaptured	(20,446)

Net expenses	1,667,723

Net Investment Income	708,680

Realized and Unrealized Gain (Loss)

Net realized gain (loss) from:
Investment securities	5,103,401
Foreign currency transactions	(65,195)

Net realized gain on investments and foreign currency transactions	5,038,206

Change in net unrealized appreciation/(depreciation) on:
Investment securities	22,935,625
Foreign currency translations	(7,756)

Change in net unrealized appreciation/(depreciation) on investments, foreign currencies, and assets and liabilities denominated in foreign currencies	22,927,869

Net realized and unrealized gain	27,966,075

Net Increase in Net Assets Resulting from Operations	$28,674,755

The accompanying notes are an integral part of these financial statements.

18	Motley Fool Independence Fund

Statements of Changes in Net Assets

	Six Months Ended April 30, 2013 (Unaudited)	Year Ended October 31, 2012

Operations:
Net Investment Income	$708,680	$1,936,850
Net Realized Gain/(Loss) on Investments and Foreign Currency Transactions	5,038,206	(122,699)
Change in Net Unrealized Appreciation/ (Depreciation) on Investments, Foreign Currencies, and Assets and Liabilities Denominated in Foreign Currencies	22,927,869	18,502,460

Net increase in net assets resulting from operations	28,674,755	20,316,611

Dividends to Shareholders:
Dividends from net investment income	(1,588,159)	(1,409,218)

Capital Share Transactions:
Proceeds from shares sold (2,314,283 and 3,537,966 shares, respectively)	37,641,303	52,796,542
Reinvestment of dividends (100,131 and 99,973 shares, respectively)	1,561,039	1,385,628
Value of shares redeemed (1,488,958 and 2,931,011 shares, respectively)	(24,027,029)	(43,489,388)

Redemption and small-balance account fees	49,919	48,140

Net increase from capital share transactions	15,225,232	10,740,922

Total increase in net assets	42,311,828	29,648,315

Net Assets:
Beginning of Period	227,880,661	198,232,346

End of Period*	$270,192,489	$227,880,661

*Including undistributed net investment income	$122,643	$1,002,122

The accompanying notes are an integral part of these financial statements.

Motley Fool Independence Fund	19

Financial Highlights

(for a share outstanding throughout each period)

	Six Months Ended April 30, 2013	Years Ended October 31,
	(Unaudited)(1)	2012	2011	2010(2)	2009(3)(4)

Net Asset Value, Beginning of Period	$ 15.48	$14.15	$14.14	$11.48	$10.00

Income From Investment Operations
Net Investment Income(5)	0.05	0.14	0.11	0.16	0.02
Net Gains on Securities (Realized and Unrealized)	1.85	1.29	0.15	2.59	1.46

Total From Investment Operations	1.90	1.43	0.26	2.75	1.48

Less Distributions
Net Investment Income	(0.11)	(0.10)	(0.15)	(0.02)	—
Net Realized Capital Gains	—	—	(0.11)	(0.08)	—

Total Distributions	(0.11)	(0.10)	(0.26)	(0.10)	—

Redemption and Small-Balance Account Fees	—*	—*	0.01	0.01	—*

Net Asset Value, End of Period	$ 17.27	$15.48	$14.15	$14.14	$11.48

Total Return(6)(7)	12.33%	10.21%	1.91%	24.18%	14.80%
Net Assets, End of Period (thousands)	$270,192	$227,881	$198,232	$128,406	$30,427

Ratios/Supplemental Data

Ratio of Expenses to Average Net Assets	1.38%	1.47%	1.43%	1.38%	1.35%
Ratio of Expenses to Average Net Assets (Before Waivers and Reimbursement of Expenses and/or Recapture of Previously Waived Fees)	1.40%	1.54%	1.58%	2.20%	7.01%
Ratio of Net Investment Income to Average Net Assets	0.59%	0.93%	0.76%	1.29%	0.41%

The accompanying notes are an integral part of these financial statements.

20	Motley Fool Independence Fund

Financial Highlights

	Six Months Ended April 30, 2013	Years Ended October 31,
	(Unaudited)(1)	2012	2011	2010(2)	2009(3)(4)
Ratio of Net Investment Income to Average Net Assets (Before Waivers and Reimbursement of Expenses and/or Recapture of Previously Waived Fees)	0.57%	0.86%	0.61%	0.47%	(5.25)%
Portfolio Turnover	11%	37%	37%	37%	50%

*	Amount represents less than $0.005 per share.
(1)	For the six months ended April 30, 2013, all ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.
(2)	Due to a clerical error, Net Gains on Securities (Realized and Unrealized) and Total From Investment Operations for the year ended October 31, 2010 were reported in the 2010 Annual Report as $2.39 and $2.55, respectively. Such amounts have been revised as shown above.
(3)	Because of commencement of operations and related preliminary transaction costs, these ratios are not necessarily indicative of future ratios.
(4)	Commenced operations on June 16, 2009. All ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.
(5)	Per share data calculated using average shares outstanding method.
(6)	During the years ended October 31, 2011 and October 31, 2010, 0.07% and 0.08%, respectively, of the Fund’s total return was attributable to redemption and small-balance account fees received as referenced in Note 4. Excluding this item, the total return would have been 1.84% and 24.10%, respectively. For the six months ended April 30, 2013, the year ended October 31, 2012 and the period ended October 31, 2009, redemption and small-balance account fees received had no effect on the Fund’s total return.
(7)	Total return reflects the rate an investor would have earned on an investment in the Fund during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of these financial statements.

Motley Fool Independence Fund	21

Motley Fool Great America Fund Portfolio Characteristics (Unaudited)

At April 30, 2013, the Motley Fool Great America Fund (the “Fund”) had an unaudited net asset value of $14.48 per share attributed to 6,934,419 shares outstanding. This compares with an unaudited net asset value as of November 1, 2010 of $10.00 per share attributed to 102,000 shares outstanding. From the Fund’s launch on November 1, 2010 to April 30, 2013, the Fund had an average annual total return of 16.18% versus a return of 15.70% over the same period for its benchmark, Russell Midcap Index. The graph below shows the performance of $10,000 invested in the Fund at inception. The results shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Let’s be serious though. A graph of the performance of any investment over less than two years tells you virtually nothing. In about five years, they’ll actually tell you quite a bit about how well we’re managing your money.

Average Annual Total Returns as of 04/30/2013

	Fund*	Benchmark**

One Year	16.48%	19.20%
Since Inception	16.18%	15.70%
Inception Date	11/01/2010
Total Annual Fund Operating Expenses Before Expense Limitation (February 28, 2013 Prospectus)	1.74%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.FoolFunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

*These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower.

**The Russell Midcap Index is an unmanaged, free float-adjusted, market capitalization weighted index that is designed to measure the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap Index represents approximately 31% of the total market capitalization of the Russell 1000 companies. The Fund may invest in companies that are not included within the Russell Midcap Index and its investment portfolio is not weighted in terms of issuers the same as the Russell Midcap Index. For this reason, the Fund’s investment performance should not be expected to track, and may exceed or trail, the Russell Midcap Index. Since Inception returns for the Benchmark reflect the performance based on the Inception Date of the Fund.

22	Motley Fool Great America Fund

The investment objective of the Great America Fund is to achieve long-term capital appreciation. The Fund pursues this objective by investing primarily in common stocks of companies organized in the United States. The Fund employs a value-based investment strategy and seeks long-term growth of capital by acquiring securities of companies at prices the investment adviser, Motley Fool Asset Management, LLC (the “Adviser”), believes to be significantly below their intrinsic value. The Fund may invest in other types of securities and in other asset classes when, in the judgment of the Adviser, such investments offer attractive potential returns. As such, the Fund’s performance will deviate significantly from its benchmark from time to time. It is the view of the Adviser that this deviation is less meaningful over shorter time frames and is more relevant over multi-year periods.

Although the Great America Fund may invest in companies with any market capitalization, the Adviser expects that investments in the securities of companies having smaller- and mid-market capitalizations will be important components of the Fund’s investment program. Investments in securities of these companies may involve greater risk than do investments in larger, more established companies. Small-and mid-cap stocks tend to be more volatile and less liquid than their large-cap counterparts. You are strongly encouraged to read more about the Fund’s strategies and risks in the prospectus.

The Great America Fund invests in securities of companies the Adviser believes are undervalued. Unlike mutual funds that hew to their benchmark, the Fund may invest in any company, industry or sector where the Adviser’s analysis suggests that there is opportunity for gains that outweigh risks. In identifying investments for the Fund, the Adviser looks for companies it believes the market has irrationally undervalued and looks for companies that have high-quality businesses with strong market positions, manageable leverage, and robust streams of free cash flow. The following tables show the top 11 holdings and sectors in which the Fund was invested as of April 30, 2013. Portfolio holdings are subject to change without notice.

Certain mutual fund ratings and review services have created style boxes, which look more or less like a tic-tac-toe board; arranging funds by the size of the companies they typically invest in (large-, mid-, and small-cap) along one axis, and along a “value” to “growth” basis on the other axis. This may be a helpful way – at times –to think about certain investment opportunities, but we don’t believe we’ll improve your returns by limiting ourselves to any one portion of that style box.

Top Eleven Holdings*	% of Net Assets

Markel Corp.	3.66%
Berkshire Hathaway, Inc.	3.17
SBA Communications Corp.	2.93
Trimas Corp.	2.86
Denbury Resources, Inc.	2.59
Schweitzer-Mauduit International, Inc.	2.57
Geospace Technologies Corp.	2.44
American Tower Corp.	2.42
American Woodmark Corp.	2.32
Tractor Supply Co.	2.28
Apple, Inc.	2.23

29.47%

*	As of the date of the report, the fund had a holding of 4.52% in the BNY Mellon Cash Reserve.

Motley Fool Great America Fund	23

Sector Allocation	% of Net Assets

Financials	26.95%
Consumer Discretionary	22.17
Industrials	11.35
Energy	8.64
Information Technology	8.10
Health Care	6.40
Materials	5.35
Telecommunication Services	3.98
Consumer Staples	2.41

95.35%

24	Motley Fool Great America Fund

About Your Expenses

As a shareholder of the Great America Fund, you incur ongoing costs, including advisory fees and other Fund expenses. This example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2012 to April 30, 2013.

Actual Expenses

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical Example for Comparison Purposes

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Fund as compared to the costs of investing in other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

Do you know how many times a fund, or the market, has returned a smooth 5% over a long period of time? Never. But we have to pick some example. In reality, the market’s returns are always far bumpier, with the market returning 20% one year, followed by a loss of 10% the next year, followed by a 3% gain, etc. These variations affect actual expenses as well. Happily, over almost all time periods of 20 years or longer, according to the research of University of Pennsylvania’s Jeremy Siegel and others, the domestic market’s returns have been at least 5% per year on average.

	Beginning Account Value 11/01/12	Ending Account Value 04/30/13	Annualized Expense Ratio(1)	Expenses Paid During Period(2)

Actual	$1,000	$1,153.72	1.36%	$7.26
Hypothetical	$1,000	$1,018.05	1.36%	$6.80

(1)	These ratios reflect expenses waived by the Fund’s investment adviser. Without these Waivers, the Fund’s expenses would have been higher and the ending account values would have been lower.

(2)

Expenses are equal to the Fund’s annualized expense ratio for the period November 1, 2012 to April 30, 2013, multiplied by the average account value over the period, multiplied by the number of days (181) in the most recent fiscal half-year, then divided by 365.

Motley Fool Great America Fund (Unaudited)	25

The Motley Fool Funds Trust

Motley Fool Great America Fund

Schedule of Investments

at April 30, 2013

(Unaudited)

Issues	Shares	Value (Note 2)

Equity Securities — 95.35%
Air Freight & Logistics — 0.92%
XPO Logistics, Inc. (United States)*	56,500	$921,515

Auto Components — 1.70%
Drew Industries, Inc. (United States)	47,311	1,707,927

Automobiles — 2.48%
Tesla Motors, Inc. (United States)*	5,000	269,950
Thor Industries, Inc. (United States)	59,988	2,224,955

		2,494,905

Beverages — 0.36%
Crimson Wine Group Ltd. (United States)*	40,000	360,400

Building Products — 2.32%
American Woodmark Corp. (United States)*	69,200	2,328,580

Capital Markets — 4.43%
Diamond Hill Investment Group, Inc. (United States)	29,023	2,190,801
INTL FCStone, Inc. (United States)*	64,300	1,100,816
TD Ameritrade Holding Corp. (United States)	58,000	1,154,780

		4,446,397

Commercial Banks — 4.46%
Access National Corp. (United States)	16,000	201,120
Carter Bank & Trust (United States)	95,000	935,750
Monarch Financial Holdings, Inc. (United States)	197,900	2,115,551
Suffolk Bancorp. (United States)*	78,646	1,230,023

		4,482,444

Commercial Services & Supplies — 1.76%
KAR Auction Services, Inc. (United States)	79,000	1,767,230

Communications Equipment — 1.76%
Infinera Corp. (United States)*	209,500	1,763,990

Computers & Peripherals — 2.23%
Apple, Inc. (United States)	5,050	2,235,888

Diversified Telecommunication Services — 1.05%
Level 3 Communications, Inc. (United States)*	52,418	1,055,174

See Notes to Financial Statements.

26	Motley Fool Great America Fund

Issues	Shares	Value (Note 2)

Equity Securities (continued)
Energy Equipment & Services — 5.37%
CARBO Ceramics, Inc. (United States)	21,200	$1,497,780
Geospace Technologies Corp. (United States)*	29,000	2,446,730
Heckmann Corp. (United States)*	392,000	1,446,480

		5,390,990

Food & Staples Retailing — 2.05%
Costco Wholesale Corp. (United States)	19,000	2,060,170

Health Care Equipment & Supplies — 3.77%
Natus Medical, Inc. (United States)*	167,700	2,097,927
Varian Medical Systems, Inc. (United States)*	26,000	1,693,640

		3,791,567

Health Care Providers & Services — 2.63%
Quest Diagnostics, Inc. (United States)	24,000	1,351,920
WellPoint, Inc. (United States)	17,700	1,290,684

		2,642,604

Hotels, Restaurants & Leisure — 8.41%
Chipotle Mexican Grill, Inc. (United States)*	4,800	1,743,312
Penn National Gaming, Inc. (United States)*	38,117	2,231,750
Red Robin Gourmet Burgers, Inc. (United States)*	45,000	2,176,650
Texas Roadhouse, Inc. (United States)	10,000	235,000
Wynn Resorts Ltd. (United States)	15,000	2,059,500

		8,446,212

Insurance — 10.13%
Berkshire Hathaway, Inc. (United States)*	20	3,180,000
HCC Insurance Holdings, Inc. (United States)	35,000	1,491,000
Loews Corp. (United States)	41,000	1,831,470
Markel Corp. (United States)*	6,850	3,673,312

		10,175,782

Internet & Catalog Retail — 1.23%
Liberty Interactive Corp. (United States)*	58,150	1,238,014

IT Services — 1.67%
Paychex, Inc. (United States)	46,000	1,674,860

Machinery — 6.35%
Actuant Corp. (United States)	56,500	1,768,450
Flow International Corp. (United States)*	473,400	1,732,644
Trimas Corp. (United States)*	94,300	2,876,150

		6,377,244

See Notes to Financial Statements.

Motley Fool Great America Fund	27

Issues	Shares	Value (Note 2)

Equity Securities (continued)
Media — 1.72%
DreamWorks Animation SKG, Inc. (United States)*	89,600	$1,727,488

Metals & Mining — 1.47%
Horsehead Holding Corp. (United States)*	138,200	1,478,740

Oil, Gas & Consumable Fuels — 3.27%
Cloud Peak Energy, Inc. (United States)*	35,000	683,900
Denbury Resources, Inc. (United States)*	145,300	2,599,417

		3,283,317

Paper & Forest Products — 3.88%
KapStone Paper and Packaging Corp. (United States)	44,200	1,307,436
Schweitzer-Mauduit International, Inc. (United States)	64,200	2,586,618

		3,894,054

Real Estate Investment Trusts — 7.25%
American Tower Corp. (United States)	29,000	2,435,710
Annaly Capital Management, Inc. (United States)	124,000	1,976,560
Capstead Mortgage Corp. (United States)	25,000	332,000
Retail Opportunity Investments Corp. (United States)	143,560	2,126,124
Sunstone Hotel Investors, Inc. (United States)*	33,000	409,530

		7,279,924

Semiconductors & Semiconductor Equipment — 2.45%
FormFactor, Inc. (United States)*	183,500	908,325
NVIDIA Corp. (United States)	113,000	1,556,010

		2,464,335

Specialty Retail — 4.77%
Autozone, Inc. (United States)*	4,300	1,759,087
Tractor Supply Co. (United States)	21,400	2,293,438
Williams-Sonoma, Inc. (United States)	13,800	740,784

		4,793,309

Textiles, Apparel & Luxury Goods — 1.85%
Under Armour, Inc. (United States)*	32,500	1,855,100

Thrifts & Mortgage Finance — 0.68%
New Hampshire Thrift Bancshares, Inc. (United States)	53,450	688,436

Wireless Telecommunication Services — 2.93%
SBA Communications Corp. (United States)*	37,250	2,942,378

Total Equity Securities (Cost $ 79,533,534)		95,768,974

See Notes to Financial Statements.

28	Motley Fool Great America Fund

Issues	Par	Value (Note 2)

Corporate Bond — 1.08%
Metals & Mining — 1.08%
Horsehead Holding Corp. 10.50%, 06/01/17 (United States)(a)	$1,000,000	$1,082,500

Total Corporate Bond (Cost $ 1,045,000)		1,082,500

	Shares

Other Investments — 4.52%
Temporary Cash Investment — 4.52%
BNY Mellon Cash Reserve	4,537,337	$4,537,337

Total Other Investments (Cost $ 4,537,337)		4,537,337

Total Investment Portfolio (Cost $85,115,871) — 100.95%		101,388,811
Liabilities in Excess of Other Assets — (0.95)%		(952,237)

NET ASSETS — 100.00%
(Applicable to 6,934,419 shares outstanding)		$100,436,574

*	Non-income producing security.
(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Total market value of Rule 144A securities is $1,082,500 and represents 1.08% of net assets as of April 30, 2013.

See Notes to Financial Statements.

Motley Fool Great America Fund	29

Statement of Assets and Liabilities

April 30, 2013 (Unaudited)

Assets:
Investments in securities of unaffiliated issuers, at value (at cost, $85,115,871)	$101,388,811
Receivables:
Dividends	14,412
Interest	43,758
Shares of beneficial interest sold	631,901
Prepaid expenses and other assets	36,277

Total Assets	102,115,159

Liabilities
Payables:
Cash overdraft	380,198
Investment securities purchased	985,184
Shares of beneficial interest redeemed	157,056
Accrued expenses:
Audit fees	27,818
Accounting and administration fees	39,372
Advisory fees	64,537
Custodian fees	3,650
Transfer agent fees	11,682
Trustee fees	2,356
Other expenses	6,732

Total Liabilities	1,678,585

Net Assets	$100,436,574

The accompanying notes are an integral part of these financial statements.

30	Motley Fool Great America Fund

Statement of Assets and Liabilities

April 30, 2013 (Unaudited)

Net Assets Consist of:
Paid-in-Capital	$82,864,843
Accumulated Net Investment Loss	(259,480)
Accumulated Net Realized Gain on Investments	1,558,271
Net Unrealized Appreciation/(Depreciation) on Investments	16,272,940

Net Assets	$100,436,574

Net Asset Value:
$0.001 par value, unlimited shares authorized
Net assets applicable to capital shares outstanding	$100,436,574
Shares outstanding	6,934,419

Net asset value, offering, and redemption price per share*	$14.48

*	A charge of 2% is imposed on the redemption proceeds of shares redeemed or exchanged within 90 days of purchase.

The accompanying notes are an integral part of these financial statements.

Motley Fool Great America Fund	31

Statement of Operations

Six Months Ended April 30, 2013 (Unaudited)

Investment Income
Dividends	$698,405
Interest	52,179

Total Investment Income	750,584

Expenses
Accounting and administration fees	55,996
Blue sky fees	11,171
Shareholder account-related services	32,865
Chief Compliance Officer fees	7,776
Custodian fees	7,701
Investment advisory fees	379,628
Professional fees	26,011
Shareholder reporting fees	7,512
Transfer agent fees	68,104
Trustee fees	17,184
Other expenses	8,870

Total expenses	622,818

Expenses waived/reimbursed net of amount recaptured	(84,811)

Net expenses	538,007

Net Investment Income	212,577

Realized and Unrealized Gain
Net realized gain from:
Investment securities	1,662,655

Net realized gain on investments	1,662,655

Change in net unrealized appreciation/(depreciation) on:
Investment securities	9,431,739

Change in net unrealized appreciation/(depreciation) on investments	9,431,739

Net realized and unrealized gain	11,094,394

Net Increase in Net Assets Resulting from Operations	$11,306,971

The accompanying notes are an integral part of these financial statements.

32	Motley Fool Great America Fund

Statements of Changes in Net Assets

	Six Months Ended April 30, 2013 (Unaudited)	Year Ended October 31, 2012

Operations:
Net Investment Income Gain/(Loss)	$212,577	$(306,441)
Net Realized Gain on Investments	1,662,655	571,216
Change in Net Unrealized Appreciation/(Depreciation) on Investments	9,431,739	7,249,107

Net increase in net assets resulting from operations	11,306,971	7,513,882

Dividends to Shareholders:
Dividends from net investment income	(163,061)	(4,290)

Capital Share Transactions:
Proceeds from shares sold (2,115,953 and 1,673,923 shares, respectively)***	29,122,835	20,273,730
Reinvestment of dividends (12,546 and 382 shares, respectively)	161,594	4,238
Value of shares redeemed (546,811 and 1,365,560 shares, respectively)	(7,350,601)	(16,160,824)

Redemption and small-balance account fees	22,206	18,471

Net increase from capital share transactions	21,956,034	4,135,615

Total increase in net assets	33,099,944	11,645,207

Net Assets:
Beginning of Period	67,336,630	55,691,423

End of Period*	$100,436,574	$67,336,630

* Including accumulated net investment loss	$(259,480)	$(308,996)

The accompanying notes are an integral part of these financial statements.

Motley Fool Great America Fund	33

Financial Highlights

(for a share outstanding throughout each period)

	Six Months Ended April 30, 2013	Year Ended October 31,	Period Ended October 31,
	(Unaudited)(1)	2012	2011(2)(3)
Net Asset Value, Beginning of Period	$ 12.58	$11.04	$10.00

Income From Investment Operations
Net Investment Income/(Loss)(4)	0.04	(0.06)	(0.05)
Net Gains on Securities (Realized and Unrealized)	1.89	1.60	1.09

Total From Investment Operations	1.93	1.54	1.04

Less Distributions
Net Investment Income	(0.03)	— *	(0.01)

Total Distributions	(0.03)	— *	(0.01)

Redemption and Small-Balance Account Fees	—*	— *	0.01

Net Asset Value, End of Period	$ 14.48	$12.58	$11.04

Total Return(5)(6)	15.37%	13.96%	10.54%
Net Assets, End of Period (thousands)	$100,437	$67,337	$55,691
Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets	1.36%	1.37%	1.35%
Ratio of Expenses to Average Net Assets (Before Waivers and Reimbursement of Expenses and/or Recapture of Previously Waived Fees)	1.57%	1.74%	2.16%
Ratio of Net Investment Income to Average Net Assets	0.54%	(0.51%)	(0.48%)
Ratio of Net Investment Income to Average Net Assets (Before Waivers and Reimbursement of Expenses and/or Recapture of Previously Waived Fees)	0.32%	(0.88%)	(1.29%)
Portfolio Turnover	15%	30%	18%

*	Amount represents less than $0.005 per share.
(1)	For the six months ended April 30, 2013, all ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.
(2)	Because of commencement of operations and related preliminary transaction costs, these ratios are not necessarily indicative of future ratios.
(3)	Inception date of the Great America Fund was November 1, 2010. All ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.
(4)	Per share data calculated using average shares outstanding method.
(5)	During the period ended October 31, 2011, 0.10% of the Fund’s total return was attributable to redemption fees received as referenced in Note 4. Excluding this item, the total return would have been 10.44%. For the six months ended April 30, 2013 and the year ended October 31, 2012, redemption and small-balance account fees received had no effect on the Fund’s total return.
(6)	Total return reflects the rate an investor would have earned on an investment in the Fund during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of these financial statements.

34	Motley Fool Great America Fund

Motley Fool Epic Voyage Fund Portfolio Characteristics (Unaudited)

At April 30, 2013, the Motley Fool Epic Voyage Fund (the “Fund”) had an unaudited net asset value of $11.80 per share attributed to 2,351,537 shares outstanding. This compares with an unaudited net asset value as of November 1, 2011 of $10.00 per share attributed to 106,350 shares outstanding. From the Fund’s launch on November 1, 2011 to April 30, 2013, the Fund had a total return of 12.81% versus a return of 14.92% over the same period for its benchmark, the Russell Global ex-U.S. Index. The graph below shows the performance of $10,000 invested in the Fund at inception. The results shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Let’s be serious though. A graph of the performance of any investment over less than two years tells you virtually nothing. In about five years, they’ll actually tell you quite a bit about how well we’re managing your money.

Total Returns as of 04/30/2013

	Fund*	Benchmark**

One Year	12.44%	14.73%
Since Inception	12.81%	14.92%
Inception Date	11/01/2011
Total Annual Fund Operating Expenses Before Expense Limitation (February 28, 2013 Prospectus)	4.13%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.FoolFunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

*These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower.

**The Russell Global ex-U.S. Index measures the performance of the global equity market based on all investable equity securities, excluding companies assigned to the United States. The Russell Global ex-U.S. Index is constructed to provide a comprehensive and unbiased barometer for the global segment and is completely reconstituted annually to accurately reflect the changes in the market over time, and it is widely recognized by investors in international markets as a benchmark for portfolios of foreign securities. However, the Epic Voyage Fund may invest in countries that are not included within the Russell Global ex-U.S. Index, and its investment portfolio is not weighted in terms of countries or issuers in correlation with the Russell Global ex-U.S. Index. For this reason, the Epic Voyage Fund’s investment performance should not be expected to track, and may exceed or trail, the Russell Global ex-U.S. Index. In addition, the performance of the Russell Global ex-U.S. Index may not correlate with the performance of U.S. markets. Under normal circumstances, the Epic Voyage Fund seeks to stay fully invested, primarily in common stocks, and does not attempt to time the market. Although current income in not an objective of the Epic Voyage Fund, the Adviser considers current income in assessing the intrinsic value of securities being considered for purchase by the Epic Voyage Fund.

Motley Fool Epic Voyage Fund	35

The investment objective of the Epic Voyage Fund is to achieve long-term capital appreciation. The Fund pursues this objective by investing primarily in common stocks of foreign companies. The Fund employs a value-based investment strategy and seeks long-term growth of capital by acquiring securities of companies at prices the investment adviser, Motley Fool Asset Management, LLC (the “Adviser”), believes to be significantly below their intrinsic value. The Fund may invest in other types of securities and in other asset classes when, in the judgment of the Adviser, such investments offer attractive potential returns. As such, the Fund’s performance will deviate significantly from its benchmark from time to time. It is the view of the Adviser that this deviation is less meaningful over shorter time frames and is more relevant over multi-year periods.

Because the Epic Voyage Fund is free to invest in companies of any size around the world, investments in the securities of foreign companies, including depositary receipts, companies with smaller market capitalizations (less than $2 billion), and companies in emerging market countries, will be important components of the Epic Voyage Fund’s investment program, although the Epic Voyage Fund may invest in issuers of all capitalization sizes. Small-cap stocks tend to be more volatile and less liquid than their large-cap counterparts. Fluctuations in currency exchange rates can cause losses when investing in foreign securities, with emerging markets presenting additional risks of illiquidity, political instability, and lax regulation. You are strongly encouraged to read more about the Fund’s strategies and risks in the prospectus.

The Epic Voyage Fund invests in securities of companies the Adviser believes are undervalued. Unlike mutual funds that are constrained by a style box, the Fund may invest in any company, industry or sector where the Adviser’s analysis suggests that there is opportunity for gains that outweigh risks. In identifying investments for the Fund, the Adviser looks for companies it believes the market has irrationally undervalued and companies that have high-quality businesses with strong market positions, manageable leverage, and robust streams of free cash flow. The following tables show the top 11 holdings, sector allocation, and top 11 countries in which the Fund was invested as of April 30, 2013. Portfolio holdings are subject to change without notice.

Certain mutual fund ratings and review services have created style boxes, which look more or less like a tic-tac-toe board; arranging funds by the size of the companies they typically invest in (large-, mid-, and small-cap) along one axis, and along a “value” to “growth” basis on the other axis. This may be a helpful way – at times –to think about certain investment opportunities, but we don’t believe we’ll improve your returns by limiting ourselves to any one portion of that style box.

Top Eleven Holdings*	% of Net Assets

Almarai Co.	3.90%
PT Nippon Indosari Corpindo Tbk	3.78
Tod’s S.p.A.	3.51
Compartamos SAB de CV	3.36
Baidu, Inc.	2.99
Banco Latinoamericano de Comercio Exterior SA	2.91
Multiplus SA	2.84
Shimano, Inc.	2.68
Covidien PLC	2.56
Al Rajhi Banking & Investment Co.	2.54
Brookfield Asset Management, Inc.	2.52

33.59%

*	As of the date of the report, the fund had a holding of 5.34% in the BNY Mellon Cash Reserve.

36	Motley Fool Epic Voyage Fund

Sector Allocation	% of Net Assets

Consumer Discretionary	23.57%
Financials	22.12
Consumer Staples	17.07
Health Care	9.74
Information Technology	6.73
Industrials	6.33
Energy	4.85
Materials	3.13
Utilities	1.76
Telecommunication Services	0.17

95.47%

Top Eleven Countries	% of Net Assets

Japan	7.08%
Brazil	6.83
Saudi Arabia	6.43
United Kingdom	6.20
South Korea	5.88
Switzerland	5.49
India	5.01
Mexico	4.83
Indonesia	4.51
Singapore	4.26
Hong Kong	4.24

60.76%

Motley Fool Epic Voyage Fund	37

About Your Expenses

As a shareholder of the Epic Voyage Fund, you incur ongoing costs, including advisory fees and other Fund expenses. This example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2012 to April 30, 2013.

Actual Expenses

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical Example for Comparison Purposes

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Fund as compared to the costs of investing in other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

Do you know how many times a fund, or the market, has returned a smooth 5% over a long period of time? Never. But we have to pick some example. In reality, the market’s returns are always far bumpier, with the market returning 20% one year, followed by a loss of 10% the next year, followed by a 3% gain, etc. These variations affect actual expenses as well. Happily, over almost all time periods of 20 years or longer, according to the research of University of Pennsylvania’s Jeremy Siegel and others, the domestic market’s returns have been at least 5% per year on average.

	Beginning Account Value 11/01/12	Ending Account Value 04/30/13	Annualized Expense Ratio(1)	Expenses Paid During Period(2)

Actual	$1,000	$1,093.53	1.35%	$7.01
Hypothetical	$1,000	$1,018.10	1.35%	$6.76

(1)	These ratios reflect expenses waived by the Fund’s investment adviser. Without these Waivers, the Fund’s expenses would have been higher and the ending account values would have been lower.

(2)

Expenses are equal to the Fund’s annualized expense ratio for the period November 1, 2012 to April 30, 2013, multiplied by the average account value over the period, multiplied by the number of days (181) in the most recent fiscal half-year, then divided by 365.

38	Motley Fool Epic Voyage Fund (Unaudited)

The Motley Fool Funds Trust

Motley Fool Epic Voyage Fund

Schedule of Investments

at April 30, 2013

(Unaudited)

Issues	Shares	Value (Note 2)

Equity Securities — 88.15%
Beverages — 4.95%
Coca-Cola HBC AG (Switzerland)*	21,802	$572,338
Corp Lindley SA (Peru)	242,214	288,677
Guinness Nigeria PLC (Nigeria)	305,000	511,912

		1,372,927

Capital Markets — 2.77%
City of London Investment Group PLC (United Kingdom)	59,028	243,831
Tarpon Investimentos SA (Brazil)	70,000	524,803

		768,634

Commercial Banks — 5.63%
Banco Latinoamericano de Comercio Exterior SA (Panama)	35,600	807,764
Credicorp Ltd. (Peru)	1,900	286,121
HDFC Bank Ltd. (India)(a)	11,050	468,962

		1,562,847

Commercial Services & Supplies — 5.22%
De La Rue PLC (United Kingdom)	27,111	392,520
Depa Ltd. (United Arab Emirates)*	691,600	269,724
Multiplus SA (Brazil)	47,800	787,927

		1,450,171

Consumer Finance — 3.36%
Compartamos SAB de CV (Mexico)	560,853	933,038

Containers & Packaging — 0.94%
Crown Seal Public Co., Ltd. (Thailand)	139,900	259,976

Electronic Equipment, Instruments & Components — 1.62%
CrucialTec Co., Ltd. (South Korea)*	34,750	448,886

Energy Equipment & Services — 1.19%
Compagnie Generale de Geophysique - Veritas SA (France)(a)	15,500	330,925

Food & Staples Retailing — 1.82%
Olam International Ltd. (Singapore)	257,023	351,220

See Notes to Financial Statements.

Motley Fool Epic Voyage Fund	39

Issues	Shares	Value (Note 2)

Equity Securities (continued)
Food & Staples Retailing (continued)
PT Sumber Alfaria Trijaya Tbk (Indonesia)	250,000	$154,221

		505,441

Food Products — 6.41%
Flour Mills of Nigeria PLC (Nigeria)	240,000	115,684
Industrias Bachoco SAB de CV (Mexico)(a)	12,000	408,240
Nestle SA (Switzerland)	2,885	205,737
PT Nippon Indosari Corpindo Tbk (Indonesia)	1,324,540	1,049,479

		1,779,140

Health Care Equipment & Supplies — 3.20%
Covidien PLC (Ireland)	11,128	710,411
Nihon Kohden Corp. (Japan)	4,597	176,529

		886,940

Health Care Provider & Services — 2.10%
Odontoprev SA (Brazil)	117,000	583,611

Hotels, Restaurants & Leisure — 3.73%
Ajisen China Holdings Ltd. (Hong Kong)	665,000	480,684
Arcos Dorados Holdings, Inc. (Argentina)	40,762	555,178

		1,035,862

Insurance — 0.82%
Enstar Group Ltd. (Bermuda)*	1,800	228,762

Internet & Catalog Retail — 2.15%
CJ O Shopping Co., Ltd. (South Korea)	2,002	595,633

Internet Software & Services — 3.00%
Baidu, Inc. (China)*(a)	9,686	831,543

Leisure Equipment & Products — 2.68%
Shimano, Inc. (Japan)	8,550	744,745

Media — 1.89%
BrainJuicer Group PLC (United Kingdom)	136,336	523,846

Metals & Mining — 1.30%
Sterlite Industries India Ltd. (India)(a)	50,080	362,078

Multi-Utilities — 1.76%
GDF Suez S.A. (France)	22,848	489,868

See Notes to Financial Statements.

40	Motley Fool Epic Voyage Fund

Issues	Shares	Value (Note 2)

Equity Securities (continued)
Oil, Gas & Consumable Fuels — 3.65%
Lukoil OAO (Russia)(a)	4,687	$298,328
Statoil ASA (Norway)(a)	10,000	245,000
Total Gabon SA (Gabon)	768	470,749

		1,014,077

Pharmaceuticals — 4.44%
Astellas Pharma, Inc. (Japan)	1,388	80,900
Dr. Reddy’s Laboratories Ltd. (India)(a)	14,779	559,829
Roche Holding AG (Switzerland)	230	57,578
Santen Pharmaceutical Co., Ltd. (Japan)	1,333	66,910
Teva Pharmaceutical Industries Ltd. (Israel)(a)	12,201	467,176

		1,232,393

Real Estate Investment Trusts — 1.88%
Lippo Malls Indonesia Retail Trust (Singapore)	1,225,000	522,935

Real Estate Management & Development — 5.11%
Brookfield Asset Management, Inc. (Canada)	18,100	698,479
Brookfield Property Partners LP (Canada)*	1,038	22,919
Cheung Kong Holdings Ltd. (Hong Kong)	14,188	214,121
Henderson Land Development Co., Ltd. (Hong Kong)	66,521	482,714

		1,418,233

Software — 2.12%
DuzonBizon Co., Ltd. (South Korea)	42,400	587,656

Specialty Retail — 5.25%
Asahi Co., Ltd. (Japan)	31,500	530,079
Fast Retailing Co., Ltd. (Japan)	1,000	366,714
Halfords Group PLC (United Kingdom)	104,475	559,535

		1,456,328

Textiles, Apparel & Luxury Goods — 7.88%
Adidas AG (Germany)	5,015	524,405
Swatch Group AG (Switzerland)	1,200	688,465
Tod’s S.p.A. (Italy)	6,700	973,437

		2,186,307

Transportation Infrastructure — 1.11%
SATS Ltd. (Singapore)	120,000	306,803

See Notes to Financial Statements.

Motley Fool Epic Voyage Fund	41

Issues	Shares	Value (Note 2)

Equity Securities (continued)
Wireless Telecommunication Services — 0.17%
Tower Bersama Infrastructure Tbk PT (Indonesia)*	80,000	$46,531

Total Equity Securities (Cost $ 21,148,441)		24,466,136

Participatory Notes — 7.32%
Commercial Banks — 2.54%
Al Rajhi Banking & Investment Co. (Saudi Arabia)(b)	40,000	703,953

Food Products — 3.89%
Almarai Co. (Saudi Arabia)(b)	62,391	1,081,372

Metals & Mining — 0.89%
Aluminum Bahrain BSC (Bahrain)(b)	196,998	247,685

Total Participatory Notes (Cost $ 2,148,992)		2,033,010

Other Investments — 5.34%

Temporary Cash Investment — 5.34%
BNY Mellon Cash Reserve	1,482,777	1,482,777

Total Other Investments (Cost $ 1,482,777)		1,482,777

Total Investment Portfolio (Cost $ 24,780,210) — 100.81%		27,981,923
Other Assets in Excess of Liabilities — (0.81)%		(225,653)

NET ASSETS — 100.00%
(Applicable to 2,351,537 shares outstanding)		$27,756,270

*	Non-income producing security.
(a)	ADR — American Depositary Receipts
(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Total market value of Rule 144A securities is $2,033,010 and represents 7.32% of net assets as of April 30, 2013.

PLC — Public Limited Company

See Notes to Financial Statements.

42	Motley Fool Epic Voyage Fund

Statement of Assets and Liabilities

April 30, 2013 (Unaudited)

Assets:

Investments in securities of unaffiliated issuers, at value (at cost, $24,780,210)	$27,981,923
Foreign currency, at value (at cost, $151,113)	153,040
Receivables:
Dividends and tax reclaims	42,204
Interest	45
Shares of beneficial interest sold	105,405
Reimbursement due from adviser	5,571
Prepaid expenses and other assets	32,211

Total Assets	28,320,399

Liabilities
Payables:
Investment securities purchased	431,490
Shares of beneficial interest redeemed	46,133
Accrued expenses:
Audit fees	27,818
Accounting and administration fees	35,735
Custodian fees	10,528
Transfer agent fees	6,587
Trustee fees	3,039
Other expenses	2,799

Total Liabilities	564,129

Net Assets	$27,756,270

The accompanying notes are an integral part of these financial statements.

Motley Fool Epic Voyage Fund	43

Statement of Assets and Liabilities

April 30, 2013 (Unaudited)

Net Assets Consist of:
Paid-in-Capital	$24,251,733
Undistributed Net Investment Income	21,656
Accumulated Net Realized Gain on Investments and Foreign Currency Transactions	279,327
Net Unrealized Appreciation/(Depreciation) on Investments, Foreign Currencies, and Assets and Liabilities Denominated in Foreign Currencies	3,203,554

Net Assets	$27,756,270

Net Asset Value:
$0.001 par value, unlimited shares authorized
Net assets applicable to capital shares outstanding	$27,756,270
Shares outstanding	2,351,537

Net asset value, offering, and redemption price per share*	$11.80

*	A charge of 2% is imposed on the redemption proceeds of shares redeemed or exchanged within 90 days of purchase.

The accompanying notes are an integral part of these financial statements.

44	Motley Fool Epic Voyage Fund

Statement of Operations

Six Months Ended April 30, 2013 (Unaudited)

Investment Income
Dividends	$268,316
Interest	13
Less foreign taxes withheld	(12,461)

Total Investment Income	255,868

Expenses
Accounting and administration fees	50,550
Blue sky fees	9,589
Shareholder account-related services	9,852
Chief Compliance Officer fees	7,776
Custodian fees	21,792
Investment advisory fees	107,474
Organization fees	71
Professional fees	26,011
Shareholder reporting fees	5,910
Transfer agent fees	42,061
Trustee fees	16,882
Other expenses	14,252

Total expenses	312,220

Expenses waived/reimbursed net of amount recaptured	(159,299)

Net expenses	152,921

Net Investment Income	102,947

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investment securities	287,066
Foreign currency transactions	(2,728)

Net realized gain on investments	284,338

Change in net unrealized appreciation/(depreciation) on:
Investment securities	1,750,407
Foreign currency translations	1,997

Change in net unrealized appreciation/(depreciation) on investments	1,752,404

Net realized and unrealized gain	2,036,742

Net Increase in Net Assets Resulting from Operations	$2,139,689

The accompanying notes are an integral part of these financial statements.

Motley Fool Epic Voyage Fund	45

Statement of Changes in Net Assets

	Six Months Ended April 30, 2013 (Unaudited)	November 1, 2011** to October 31, 2012

Operations:
Net Investment Income	$102,947	$204,589
Net Realized Gain/(Loss) on Investments and Foreign Currency Transactions	284,338	(11,073)
Change in Net Unrealized Appreciation/(Depreciation) on Investments and Foreign Currency Translation	1,752,404	1,451,150

Net increase in net assets resulting from operations	2,139,689	1,644,666

Dividends to Shareholders:
Dividends from net investment income	(285,585)	(7,058)

Capital Share Transactions:
Proceeds from shares sold (765,955 and 1,925,819 shares, respectively)***	8,594,403	19,311,733
Reinvestment of dividends (25,851 and 741 shares, respectively)	282,553	6,939
Value of shares redeemed (201,414 and 165,416 shares, respectively)	(2,252,535)	(1,690,314)

Redemption fees	6,125	5,654

Net increase from capital share transactions	6,630,546	17,634,012

Total increase in net assets	8,484,650	19,271,620

Net Assets:
Beginning of Period	19,271,620	—

End of Period*	$27,756,270	$19,271,620

* Including undistributed net investment income	$21,656	$204,294

**	Commencement of Operations.
***	On November 1, 2011, 106,350 shares of the Fund were issued for cash at $10.00 per share to the Adviser.

The accompanying notes are an integral part of these financial statements.

46	Motley Fool Epic Voyage Fund

Financial Highlights

(for a share outstanding throughout each period)

	Six Months Ended April 30, 2013	Period Ended October 31,
	(Unaudited)(1)	2012(2)(3)
Net Asset Value, Beginning of Period	$ 10.94	$10.00

Income From Investment Operations
Net Investment Income(4)	0.05	0.18
Net Gains on Securities (Realized and Unrealized)	0.96	0.77

Total From Investment Operations	1.01	0.95

Less Distributions
Net Investment Income	(0.15)	(0.01)
Net Realized Capital Gains	—	—

Total Distributions	(0.15)	(0.01)

Redemption Fees	—*	— *

Net Asset Value, End of Period	$ 11.80	$10.94

Total Return(5)(6)	9.35%	9.52%
Net Assets, End of Period (thousands)	$27,756	$19,272

Ratios/Supplemental Data

Ratio of Expenses to Average Net Assets	1.35%	1.35%
Ratio of Expenses to Average Net Assets (Before Waivers and Reimbursement of Expenses and/or Recapture of Previously Waived Fees)	2.75%	4.13%
Ratio of Net Investment Income to Average Net Assets	0.91%	1.75%
Ratio of Net Investment Income to Average Net Assets (Before Waivers and Reimbursement of Expenses and/or Recapture of Previously Waived Fees)	(0.50%)	(1.03%)
Portfolio Turnover	9%	17%

*	Amount represents less than $0.005 per share.
(1)	For the six months ended April 30, 2013, all ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.
(2)	Inception date of the Epic Voyage Fund was November 1, 2011. All ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.
(3)	Because of commencement of operations and related preliminary transaction costs, these ratios are not necessarily indicative of future ratios.
(4)	Per share data calculated using average shares outstanding method.
(5)	For the six months ended April 30, 2013 and the period ended October 31, 2012, redemption and small-balance account fees received had no effect on the Fund’s total return.
(6)	Total return reflects the rate an investor would have earned on an investment in the Fund during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of these financial statements.

Motley Fool Epic Voyage Fund	47

Notes to Financial Statements (Unaudited)

1. Organization:

Motley Fool Independence Fund (“Independence Fund”), Motley Fool Great America Fund (“Great America Fund”), and Motley Fool Epic Voyage Fund (“Epic Voyage Fund”) (each a “Fund” and together the “Funds”) are diversified series of The Motley Fool Funds Trust (the “Trust”), an open-end management investment company (or mutual fund) organized on November 7, 2008, as a statutory trust under the laws of the State of Delaware. The investment objective of each Fund is to achieve long-term capital appreciation. The Independence Fund pursues its objective by investing primarily in common stocks of U.S. companies and of companies that are organized under the laws of other countries around the world. The Great America Fund pursues its objective by investing primarily in common stocks of companies that are organized in the United States and that are engaged in a broad range of industries. The Epic Voyage Fund pursues its objective by investing primarily in common stocks of foreign companies.

Under the Trust’s organizational documents, its Trustees and officers are indemnified against certain liabilities arising out of the performance of their duties for the Trust by the Trust. In addition, in the normal course of business, the Trust enters into contracts with vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust. However, the Trust believes the risk of loss to be remote.

2. Significant Accounting Policies:

Basis of Preparation

The policies described below are followed consistently by the Funds in the preparation of their financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) for U.S. mutual funds.

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

Security Valuation

Securities held by the Trust are generally valued at fair value as of the close of regular trading on each business day (generally 4 pm Eastern time) that the New York Stock Exchange (“NYSE”) is open. Securities, other than stock options, listed on the NYSE or other exchanges are valued on the basis of the last quoted sale price on the exchange on which they are primarily traded. However, if the last sale price on the NYSE is different from the last sale price on any other exchange, the NYSE price will be used. If there are no sales on that day, then the securities are valued at the bid price on the NYSE or other primary exchange for that day. Securities traded in the OTC market are valued on the basis of the last sales price as reported by NASDAQ. If there are no sales on that day,

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then the securities are valued at the mean between the closing bid and asked prices as reported by NASDAQ. Stock options and stock index options traded on national securities exchanges or on NASDAQ are valued at the mean between the latest bid and asked prices for such options. Securities for which market quotations are not readily available or whose values have been affected by events occurring before the Funds’ pricing time but after the close of the securities markets, and other assets are valued at fair value as determined pursuant to procedures adopted in good faith by the Board of Trustees (the “Board”). Debt securities that mature in fewer than 60 days are valued at amortized cost (unless the Board determines that this method does not represent fair value), if their original maturity was 60 days or less or by amortizing the value as of the 61st day before maturity, if their original term to maturity exceeded 60 days.

When fair value pricing is employed, the prices of securities used by a fund to calculate its net asset value (the “NAV”) may differ from quoted or published prices for the same securities.

  You’d think that it would be easy to determine what a share of the Fund is worth – just add up the value of everything it holds, and then divide by the number of shares. It’s not that simple, though. Some foreign markets have different operating hours (when it’s daytime in Chicago, for example, it is night in Shanghai). That means that when we calculate a Fund’s value at the end of the day, the market quotations for some of the securities held by the Fund could be several hours old, and intervening events may have affected what the stocks are worth. In addition, characteristics of the relevant markets and stocks might, in some cases, cast doubt on a particular valuation. For these reasons, we may rely on a pricing service to determine the value of particular securities. It is possible that when a Fund buys or sells the securities, the price on the real market will be different from the value used for the fair-value pricing.

The values of securities held by the Funds and other assets used in computing NAV are generally determined as of the time trading in such securities is completed each day, which, in the case of foreign securities, generally occurs at various times before the close of the NYSE. Trading in securities listed on foreign securities exchanges are valued at the last sale or, if no sales are reported, at the bid price as of the close of the exchange, subject to possible adjustment as described in the Prospectus. Foreign currency exchange rates are also generally determined before the close of the NYSE. On occasion, the values of such securities and exchange rates may be affected by events occurring between the time as of which determinations of such values or exchange rates are made and the close of the NYSE. When such events materially affect the value of securities held by the Funds or their liabilities, such securities and liabilities will be valued at fair value in accordance with procedures adopted in good faith by the Board. In this regard, the Trust has retained a third-party fair-value pricing service to quantitatively analyze the price movement of the Funds’ holdings on foreign exchanges and to automatically determine fair value if the variation from the prior day’s closing price exceeds specified parameters. As of April 30, 2013, such price movements for certain securities had

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exceeded specified parameters and the third-party fair-value service quantitatively fair valued the affected securities. The Board will review and monitor the methods used by the service to assure itself that securities are valued at their fair values. The values of any assets and liabilities initially expressed in foreign currencies will be converted to U.S. dollars based on exchange rates supplied by a quotation service.

Fair Value Measurements

The Financial Accounting Standards Board (“FASB”) “Fair Value Measurements and Disclosures” defines fair value as the price that a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment. Valuation techniques should maximize the use of observable market data and minimize the use of unobservable inputs. Inputs refer broadly to the assumptions that market participants would use in pricing an asset. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Fair value measurements utilize a hierarchy based on the observability of inputs used to establish fair value.

Investment assets reported at fair value are classified based on the lowest level input that is significant to fair value:

Level 1 — quoted prices in active markets for identical securities

Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed domestic and foreign equity securities.

Level 2 — observable inputs other than Level 1 (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include investment grade corporate bonds and less liquid listed domestic and foreign equity securities.

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all.

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The Funds did not have any transfers between Level 1 and Level 2 during the year ended April 30, 2013.

Independence Fund

Valuation Inputs	Value

Level 1 — Quoted Prices
U.S. Common Stocks	$119,094,769
Foreign Common Stocks	54,949,871
Temporary Cash Investment	11,200,570
Level 2 — Other Significant Observable Inputs
Foreign Common Stocks	72,612,484
Participatory Notes	9,173,855
Level 3 — Significant Unobservable Inputs	—
Total Value of Investments	$267,031,549

Great America Fund

Valuation Inputs	Value

Level 1 — Quoted Prices
U.S. Common Stocks	$ 89,926,796
Temporary Cash Investment	4,537,337
Level 2 — Other Significant Observable Inputs
U.S. Common Stocks	5,842,178
Corporate Bond	1,082,500
Level 3 — Significant Unobservable Inputs	—
Total Value of Investments	$101,388,811

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Epic Voyage Fund

Valuation Inputs	Value

Level 1 — Quoted Prices
Foreign Common Stocks	$10,669,496
Temporary Cash Investment	1,482,777
Level 2 — Other Significant Observable Inputs
Foreign Common Stocks	13,796,640
Participatory Notes	2,033,010
Level 3 — Significant Unobservable Inputs	—
Total Value of Investments	$27,981,923

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Dividends and Distributions

  When a Fund pays a dividend or other distribution, its net asset value (NAV) per share will decline by the per-share amount of the distribution. Investors are no poorer for this “distribution drop,” however. As this section explains, investors may elect to reinvest their dividend and distribution payments. Doing so would allow them to acquire additional shares at the post-distribution NAV per share. They may also choose to receive a check in the amount of their portion of the dividend or distribution.

Each Fund pays dividends from its net investment income and distributes any net capital gains that it realizes. Dividends and capital gains distributions are generally paid once a year. All dividends and other distributions will be reinvested in Fund shares unless a shareholder chooses either to (1) receive dividends in cash, while reinvesting capital gains distributions in additional Fund shares; or (2) receive all distributions in cash. Additionally, each Fund reports details of distribution-related transactions on quarterly account statements. You may not receive a separate confirmation statement for these transactions.

Securities Transactions, Investment Income and Expenses

Securities transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sales of investment securities are on the basis of identified cost. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Discount and premium are amortized using the effective interest method. Expenses directly attributable to a Fund are directly charged to that Fund. Common expenses of the Trust are allocated using methods approved by the Board.

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Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars as follows: (1) the values of investment securities and other assets and liabilities stated in foreign currencies are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales and income are translated at the rates of exchange prevailing on the respective dates of such transactions. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement from foreign currency transactions are reported in the Statements of Operations for the current period. The Funds do not isolate the portion of gains and losses on investments.

3. Investment Policies and Practices:

The sections below describe some of the different types of investments that may be made by the Funds and the investment practices in which the Funds may engage.

  When we say that the Funds may invest in other types of securities and in other asset classes, the “may” is well worth emphasizing, as the Fund’s primary focus is the common stock companies that the Adviser believes are both promising and undervalued.

Foreign Securities

The Independence Fund and Epic Voyage Fund invest, and the Great America Fund may invest, in equity and fixed-income securities of foreign companies, including companies located in both developed and emerging-market countries. Investment in foreign securities may include the purchase of American Depositary Receipts (“ADRs”) and other depositary receipts (European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”)) that represent indirect interests in securities of foreign issuers. A significant portion of a Fund’s exposure to foreign investments may be composed of such investments. Investments in foreign securities are affected by risk factors generally not associated with investments in the securities of U.S. companies in the U.S. With respect to such securities, there may be more limited information publicly available concerning the issuer than would be the case with respect to domestic securities, foreign issuers may use different accounting standards, and foreign trading markets may not be as liquid as are U.S. markets. Foreign securities also involve such risks as currency risks, possible imposition of withholding or confiscatory taxes, possible currency transfer restrictions, expropriation or other adverse political or economic developments, and the difficulty of enforcing obligations in other countries. These risks may be greater in emerging-market countries and in less-developed countries.

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  If a Fund holds a foreign stock, and the stock is traded on a foreign exchange, with its price denominated in that foreign currency, the value of the stock will change, for the Fund, whenever the relative value of the U.S. dollar and that foreign currency change. To take an imaginary example, if the Fund holds shares in Ruritania Telecom, traded on the Ruritanian Stock Exchange, those shares will be worth more to the Fund if the value of the Ruritanian ploof increases against the U.S. dollar, and vice versa, all other things being equal.

The purchase of securities denominated in foreign currencies will subject the value of the Funds’ investments in those securities to fluctuations caused by changes in foreign exchange rates. To hedge against the effects of changes in foreign exchange rates, the Funds may enter into forward foreign currency exchange contracts (“forward contracts”). These contracts represent agreements to exchange an amount of currency at an agreed-upon future date and rate. The Funds will generally use forward contracts only to “lock in” the price in U.S. dollars of a foreign security that a Fund plans to purchase or to sell. In certain limited cases, it may use such contracts to hedge against an anticipated substantial decline in the price of a foreign currency against the U.S. dollar that would adversely affect the U.S. dollar value of foreign securities held by the Fund. Forward contracts will not be used in all cases and, in any event, cannot completely protect the Funds against all changes in the values of foreign securities resulting from fluctuations in foreign exchange rates. The Funds will not enter into a forward contract if, as a result, forward contracts would represent more than 20% of a Fund’s total assets. For hedging purposes, the Funds may also use options on foreign currencies, which expose the Funds to certain risks.

Some foreign securities are traded in the U.S. in the form of ADRs. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities of foreign issuers. EDRs and GDRs are receipts typically issued by foreign banks or trust companies, evidencing ownership of underlying securities issued by either a foreign or U.S. issuer. Generally, depositary receipts in registered form are designed for use in the U.S. and depositary receipts in bearer form are designed for use in securities markets outside the U.S. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Depositary receipts generally involve the same risks as other investments in foreign securities. However, holders of ADRs and other depositary receipts may not have all the legal rights of shareholders and may experience difficulty in receiving shareholder communications.

Types of Fixed-Income Securities

A Fund may invest in bonds and other types of debt obligations of U.S. and foreign issuers. Fixed income securities purchased by a Fund may include, among others, bonds, notes, and debentures issued by corporations; debt securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities (“U.S. Government Securities”); municipal securities; mortgage-backed and asset-backed

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securities; and debt securities issued or guaranteed by foreign governments, their agencies, instrumentalities, or political subdivisions, or by government-owned, -controlled, or -sponsored entities, including central banks. These investments also include money market instruments and other types of obligations. Investors should recognize that, although securities ratings issued by Standard & Poor’s® Ratings Services (“S&P”), a division of The McGraw-Hill Companies, Inc., and Moody’s Investors Services©, Inc. (“Moody’s”), provide a generally useful guide as to credit risks, they do not offer any criteria to evaluate interest rate risk. Changes in interest rate levels generally cause fluctuations in the prices of fixed-income securities and will, therefore, cause fluctuations in the NAV per share of a Fund. Subsequent to the purchase of a fixed-income security by a Fund, the ratings or credit quality of such security may deteriorate. Any such subsequent adverse changes in the rating or quality of a security held by a Fund would not require a Fund to sell the security.

Participatory Notes

A participatory note, as used by a Fund, is an instrument used by investors to obtain exposure to an equity investment, including common stocks and warrants, in a local market where direct ownership is not permitted (or is impractical.) In countries where direct ownership by a foreign investor, such as a Fund, is not allowed by local law, such as Saudi Arabia, an investor may gain exposure to the market through a participatory note, which derives its value from a group of underlying equity securities. A participatory note is intended (disregarding the effect of any fees and expenses) to reflect the performance of the underlying equity securities on a one-to-one basis so that investors will not normally gain more in absolute terms than they would have made had they invested in the underlying securities directly, and will not normally lose more than they would have lost had they invested in the underlying securities directly.

In addition to providing access to otherwise closed markets, participatory notes can also provide a less expensive option to direct investment (where ownership by foreign investors is permitted) by reducing registration and transaction costs in acquiring and selling local registered shares. The Funds’ investment manager also believes that participatory notes can offer greater liquidity in markets that restrict the ability of the Funds to dispose of an investment by either restricting transactions by size or requiring registration and/or regulatory approvals.

The purchase of participatory notes involves risks that are in addition to the risks normally associated with a direct investment in the underlying securities. The Fund is subject to the risk that the issuer of the participatory note (i.e., the issuing bank or broker-dealer), which is the only responsible party under the note, is unable or refuses to perform under the terms of the participatory note, also known as counterparty risk.

While the holder of a participatory note is entitled to receive from the bank or broker-dealer any dividends or other distributions paid on the underlying securities, the holder is not entitled to the same rights as an owner of the underlying securities, such as voting rights.

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Participatory notes may not be traded on exchanges, are privately issued, and may be illiquid. To the extent a participatory note is determined to be illiquid, it would be subject to the Fund’s limitation on investments in illiquid securities. There can be no assurance that the trading price or value of participatory notes will equal the value of the underlying value of the equity securities they seek to replicate.

Real Estate Investment Trusts

Real estate investment trusts (“REITs”) are pooled investment vehicles that manage a portfolio of real estate or real estate-related loans to earn profits for their shareholders. REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of the borrower on any credit extended. REITs are dependent upon management skills, may not be diversified geographically or by property type, and are subject to heavy cash-flow dependency, default by borrowers, and self-liquidation. REITs must also meet certain requirements under the Internal Revenue Code of 1986, as amended (the “Code”), to avoid entity level tax and be eligible to pass through certain tax attributes of their income to shareholders. REITs are consequently subject to the risk of failing to meet these requirements for favorable tax treatment and of failing to maintain their exemptions from registration under the 1940 Act. REITs are also subject to the risks of changes in the Code, affecting their tax status.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed-rate obligations can be expected to decline. In contrast, as interest rates on adjustable-rate mortgage loans are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed-rate obligations.

The management of a REIT may be subject to conflicts of interest with respect to the operation of the business of the REIT and may be involved in real estate activities competitive with the REIT. REITs may own properties through joint ventures or in other circumstances in which a REIT may not have control over its investments. REITs may use significant amounts of leverage.

REITs often do not provide complete tax information until after the end of the calendar year. Consequently, because of the delay, it may be necessary for a Fund, if invested in REITs, to request permission to extend the deadline for issuance of Forms 1099-DIV beyond January 31. Alternatively, amended Forms 1099-DIV may be sent. During the year ended April 30, 2013, the Independence, Great America, and Epic Voyage Funds invested in REITs.

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Temporary Investments

During periods of adverse market or economic conditions, a Fund may temporarily invest all or a substantial portion of its assets in high-quality, fixed-income securities, money market instruments, and shares of money market mutual funds, or it may hold cash. At such times, a Fund would not be pursuing its stated investment objective with its usual investment strategies. A Fund may also hold these investments for liquidity purposes. Fixed-income securities will be deemed to be of high quality if they are rated “A” or better by S&P or Moody’s or, if unrated, are determined to be of comparable quality by the Adviser. Money market instruments are high-quality, short-term fixed income obligations (which generally have remaining maturities of one year or less), and may include U.S. Government Securities, commercial paper, certificates of deposit and banker’s acceptances issued by domestic branches of United States banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements for US. Government Securities. In lieu of purchasing money market instruments, a Fund may purchase shares of money market mutual funds that invest primarily in U.S. Government Securities and repurchase agreements involving those securities, subject to certain limitations imposed by the 1940 Act. A Fund, as an investor in a money market fund, will indirectly bear the fees and expenses of the money market fund. These indirect fees and expenses will be in addition to the fees and expenses of the Funds. Repurchase Agreements involve certain risks not associated with direct investments in debt securities.

4. Fees and Transactions with Related Parties:

Fund Expenses

Each Fund pays all of its expenses other than those expressly assumed by Motley Fool Asset Management (“the Adviser”). Expenses of each Fund are deducted from the Funds’ total income before dividends are paid.

Investment Adviser

Subject to the supervision of the Board, the Adviser manages the overall investment operations of the Funds in accordance with the Funds’ investment objective and policies and formulates a continuing investment strategy for the Funds pursuant to the terms of the Investment Advisory Agreement between the Adviser and the Trust on behalf of the Funds. The Adviser is a wholly owned subsidiary of The Motley Fool Holdings Inc. (“TMF Holdings”), a multimedia financial-services holding company that also owns The Motley Fool, LLC, which publishes investment information and analysis across a wide range of media, including investment newsletter services, websites, and books. TMF Holdings is controlled by David Gardner and Tom Gardner, along with other private shareholders.

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Under the terms of the Advisory Agreement, each Fund pays the Adviser a fee that is computed and paid monthly at an annual rate of 0.95% of the Funds’ average daily net assets during the month (the “Basic Fee”). Commencing the first month after each Fund has completed 12 full calendar months of operations, the Basic Fee is subject to a monthly adjustment (the “Monthly Performance Adjustment”) based on the investment performance of each Fund relative to the performance of the MSCI World Index for the Independence Fund, the Russell Midcap Index for the Great America Fund, and the Russell Global ex-U.S. Index for the Epic Voyage Fund, measured over a trailing-36-month period ending on the last day of the month for which the fee is to be paid (or, if each Fund does not have 36 full calendar months of operations, the number of months since commencement of each Fund’s operations) (the “Performance Measurement Period”). The fee payable for each month (the “Total Advisory Fee”) will be the Basic Fee plus or minus the Monthly Performance Adjustment.

The Monthly Performance Adjustment is calculated by subtracting from the cumulative percentage performance of the Funds (essentially, the change in the Funds’ net asset value per share) during the Performance Measurement Period (net of all expenses, including advisory fees) the percentage change in the MSCI World Index for the Independence Fund, the Russell Midcap Index for the Great America Fund, and the Russell Global ex-U.S. Index for the Epic Voyage Fund over the same period (including the value of dividends paid during the measurement period on stocks included in the MSCI World Index, the Russell Midcap Index, or the Russell Global ex-U.S. Index, respectively). The Monthly Performance Adjustment is based on an annual percentage rate determined by (i) subtracting 3 from the positive or negative percentage difference between the investment performance of the Funds and the investment performance of the MSCI World Index for the Independence Fund, the Russell Midcap Index for the Great America Fund, and the Russell Global ex-U.S. Index for the Epic Voyage Fund during the Performance Measurement Period, and (ii) multiplying the result by 2%, but the annual percentage rate used in determining the Monthly Performance Adjustment will be limited to a rate of not more than +0.20% nor less than -0.20%. The dollar amount of the Monthly Performance Adjustment is then determined by dividing the annual percentage rate by 12, and (iii) multiplying the result by the average daily net assets of each Fund during the Performance Measurement Period. There is no Monthly Performance Adjustment if the difference between the investment performance of each Fund and the investment performance of its index is three percentage points or less. Because the operation of the Expense Limitation and Reimbursement Agreement will have a positive effect upon each Fund’s Investment performance, the agreement may result in an increase in the Monthly Performance Adjustment and the Total Advisory Fee. The Adviser has agreed to waive the amount of the increase in the Monthly Performance Adjustment that exceeds the amount that would have been payable to it in the absence of the Expense Limitation and Reimbursement Agreement to the extent that such increase exceeds the cumulative amount of expenses deferred, absorbed, or reimbursed by the Adviser that it has not previously recovered as a result of higher positive performance-based adjustments in one or more prior months resulting from the Expense Limitation and Reimbursement Agreement.

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Under the terms of an Expense Limitation and Reimbursement Agreement entered into by the Adviser and the Funds, the Adviser has contractually agreed to pay, waive, or absorb a portion of the Funds’ operating expenses through the end of February 2014, to the extent necessary to limit the Funds’ annual operating expenses (excluding the advisory fee, brokerage commissions, taxes, interest expense, acquired fund fees and expenses, and any extraordinary expenses) to an amount not exceeding 0.40% annually of each Fund’s average daily net assets. The Adviser may recover from the Funds’ fees and expenses previously paid, waived, or absorbed for a period of three years after such fees or expenses were incurred, provided that the repayments do not cause the Funds’ operating expenses (excluding the advisory fee, brokerage commissions, taxes, interest expense, acquired fund fees and expenses, and any extraordinary expenses) to exceed 0.40% annually of the Funds’ average daily net assets. Previously waived fees subject to future recovery by the Adviser are as follows:

Independence Fund

Year End	Recovery Available

2013	$368,266
2014	$271,178
2015	$142,313
2016	$ 20,446

Great America Fund

Year End	Recovery Available

2014	$346,585
2015	$227,414
2016	$ 84,811

Epic Voyage Fund

Year End	Recovery Available

2015	$324,259
2016	$159,299

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Trustees Fees

Effective April 1, 2011, each Trustee who is not an “interested person,” as defined by the 1940 Act, of the Trust is paid an annual retainer of $30,000. Prior to April 1, 2011, each Independent Trustee was paid (i) an annual retainer of $20,000, (ii) a fee of $1,250 for each quarterly meeting of the Board attended, and (iii) a fee of $500 for each meeting attended of any committee of the Board of which such Trustee is a member (if such meeting is not held on the same day as a meeting of the Board). Officers of the Trust, all of whom are members, officers, or employees of the Adviser, or their affiliates, receive no compensation from the Trust.

Other Service Providers

Administration and Accounting Services

The Trust has entered into an Administration and Accounting Services Agreement with BNY Mellon. Pursuant to the Administration and Accounting Services Agreement, BNY Mellon provides various administrative and accounting services necessary for the operations of the Trust and the Funds. Services provided by BNY Mellon include facilitating general Fund management; monitoring the Funds’ compliance with federal and state regulations; supervising the maintenance of the Funds’ general ledger, the preparation of the Funds’ financial statements, the determination of NAV, and the payment of dividends and other distributions to shareholders; and preparing specified financial, tax, and other reports. The Funds pays the Administrator an annual fee calculated based upon the Funds’ average net assets. The fee is paid monthly. The Funds also reimburse the Administrator for certain out-of-pocket expenses.

Transfer Agent

BNY Mellon serves as the Funds’ transfer agent and dividend disbursing agent. BNY Mellon receives a fee based mainly upon the number of accounts serviced. Certain minimum fees and transaction charges may apply.

For the six months ended April 30, 2013, BNY Mellon received $618,778 in aggregate fees and expenses for services rendered under the various agreements described above.

Custodian

BNY Mellon serves as custodian of the Trust’s assets and is responsible for maintaining custody of the Funds’ cash and investments and retaining subcustodians, including in connection with the custody of foreign securities.

Custodian fees for the Funds are calculated based on the average daily gross assets of the Funds. BNY Mellon also receives other transaction based charges and is reimbursed for out-of-pocket expenses.

For the six months ended April 30, 2013, BNY Mellon received $66,615 in aggregate fees and expenses for services rendered under the custody agreements described above.

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Distribution

The Distributor serves as the principal underwriter of the Funds pursuant to an Underwriting Agreement for the limited purpose of acting as statutory underwriter to facilitate the distribution of shares of the Funds. The Funds do not pay any fees to the Distributor in its capacity as Underwriter. The fees are paid by the Adviser.

Shareholder Account-related Services

The Trust’s board has authorized it to pay fees to financial intermediaries, including securities dealers, that provide shareholder account-related services to their customers who own shares of the Trust’s Funds, or to reimburse the Adviser for such expenses it paid on the Trust’s behalf. These financial intermediaries generally have omnibus accounts with the Trust’s Transfer Agent and provide shareholder services or sub-transfer agent services to the shareholders who are their customers. The fees paid by the Funds for these services will not exceed the fees they would have incurred if customers of the financial intermediaries maintained their accounts directly with the Trust. For the six months ended April 30, 2013, Motley Fool Independence Fund paid $100,429, Motley Fool Great America Fund paid $40,044, and Motley Fool Epic Voyage Fund paid $12,182 for such third-party shareholder account-related services.

Redemption Fees

The Funds charge a redemption fee of 2.00% on proceeds from Shares redeemed or exchanged within 90 days following their acquisition. The redemption fee is calculated as a percentage of the net asset value of the total redemption proceeds and is retained by the Funds and accounted for as additional paid-in capital. Certain exceptions to the imposition of the redemption fee exist. Please see the Funds’ prospectus for more information.

Small-Balance Account Fee

The Funds charge a small-balance account fee of $24 annually if the value of an account is less than $10,000. The fee is assessed by redeeming shares from that account. Certain exceptions to the imposition of the small-balance account fee exist. Please see the Funds’ prospectus for more information.

5. Control Persons and Principal Holders:

Any person beneficially owning, directly or indirectly, more than 25% of the outstanding shares of a Fund is presumed to control the Fund. Through the exercise of voting rights with respect to shares of the Fund, such a person may be able to determine the outcome of shareholders voting on matters as to which the approval of shareholders of the Fund is required. Principal holders are persons who own beneficially 5% or more of the outstanding shares of the Fund. As of April 30, 2013, the Trust was not aware of any shareholders who beneficially owned 5% or more of each Fund’s outstanding shares.

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6. Investment Transactions:

For the six months ended April 30, 2013, the cost of purchases and proceeds from sales and maturities of investment securities for the Funds were as follows:

Cost of Purchases and Proceeds from Sales and Maturities of Long-Term Securities (other than Temporary Cash Investments)

Fund	Purchases	Sales and Maturity Proceeds

Independence Fund	$43,435,677	$25,597,224
Great America Fund	32,992,542	11,674,988
Epic Voyage Fund	8,298,879	1,930,768

7. Shares of Beneficial Interest:

The Trust is authorized to issue an unlimited number of shares of beneficial interest, $.001 par value. Currently, the Trust consists of three series of shares, the Independence Fund, the Great America Fund, and the Epic Voyage Fund, and all shares of each series represent a single class. However, the Board has the authority to establish additional series of shares (representing interests in separate investment portfolios of the Trust in addition to these three series) and, subject to applicable rules, may establish two or more classes of shares of any series, with the differences in classes representing differences as to certain expenses and share distribution arrangements. Shares are fully paid and non-assessable and have no pre-emptive or conversion rights.

8. Federal Income Taxes:

Each Fund intends to qualify as a regulated investment company (“RIC”) under Subchapter M of the Code. If so qualified, a Fund will not be subject to federal income tax on that part of its net investment income and net capital gains that it distributes to its shareholders. Certain federal income and excise taxes would be imposed on a Fund if it fails to make certain required distributions of its income to shareholders. The Funds intend, however, to make distributions in a manner that will avoid the imposition of any such taxes. For this reason, no provision for excise or income taxes is required.

Net investment income (loss) and net realized gains (losses) may differ for financial statements and tax purposes primarily due to differing treatments for amortization of deferred organization costs, foreign currency transactions, and investments in partnerships and Passive Foreign Investment Companies (“PFICs”).

62	The Motley Fool Funds Trust

Distributions during the years ended October 31, 2012 and October 31, 2011, were characterized as follows for tax purposes:

Independence Fund

Tax Year End	Ordinary Income	Long-Term Capital Gain

2012	$1,409,218	—
2011	1,944,873	$625,977

Great America Fund

Tax Year End	Ordinary Income	Long-Term Capital Gain

2012	$ 4,290	—
2011	14,540	—

Epic Voyage Fund

Tax Year End	Ordinary Income	Long-Term Capital Gain

2012	$7,058	—

At October 31, 2012, the components of distributable earnings for the Funds, on a tax basis were as follows:

Independence Fund

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryover	Net Unrealized Appreciation (Depreciation) on Investments

$1,012,661	—	$(243,354)	$32,401,263

Great America Fund

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryover	Net Unrealized Appreciation (Depreciation) on Investments	Qualified Late-Year Ordinary Losses Deferred

—	—	$(104,384)	$6,841,201	$(308,996)

The Motley Fool Funds Trust	63

Epic Voyage Fund

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryover	Net Unrealized Appreciation (Depreciation) on Investments

$266,692	—	$(5,011)	$1,388,752

For Federal income tax purposes, the Funds measure capital loss carryovers annually at October 31, its fiscal year end. Capital loss carryovers may be carried forward and applied against future capital gains. Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by these funds after October 31, 2011 will not be subject to expiration and will retain their character as either short-term or long-term capital losses. In addition, such losses must be utilized prior to the losses incurred in the years preceding enactment. As of October 31, 2012, the following Funds had capital loss carryovers available to offset future realized capital gains through the indicated expiration dates:

Independence Fund

Expiring October 31, 2019	Unlimited Expiration Short-Term	Total Capital Loss Carryover

$77,586	$165,768	$243,354

Great America Fund

Expiring October 31, 2019	Unlimited Expiration Short-Term	Total Capital Loss Carryover

$104,384	—	$104,384

Epic Voyage Fund

Expiring October 31, 2019	Unlimited Expiration Short-Term	Total Capital Loss Carryover

—	$5,011	$5,011

During the year ended October 31, 2012 the Great America Fund utilized capital loss carryovers to offset realized capital gains for Federal income tax purposes in the amount of $570,091.

64	The Motley Fool Funds Trust

At April 30, 2013, the aggregate cost of investment securities for federal income tax purposes (excluding foreign currency, securities sold short, and derivative related items) and the net unrealized appreciation from investments for those securities having an excess of value over cost and net unrealized depreciation from investments for those securities having an excess of cost over value (based on cost for federal income tax purposes) were as follows:

Independence Fund

Federal Tax Cost	Net Unrealized Appreciation (Depreciation)	Appreciated Securities	Depreciated Securities

$212,087,579	$54,943,970	$60,990,663	$(6,046,693)

Great America Fund

Federal Tax Cost	Net Unrealized Appreciation (Depreciation)	Appreciated Securities	Depreciated Securities

$85,115,871	$16,272,940	$17,547,432	$(1,274,492)

Epic Voyage Fund

Federal Tax Cost	Net Unrealized Appreciation (Depreciation)	Appreciated Securities	Depreciated Securities

$24,780,210	$3,201,713	$4,382,982	$(1,181,269)

The differences between book basis and tax basis unrealized appreciation is attributable primarily to the deferral of losses on wash sales and cumulative basis adjustments for partnerships and PFICs.

At October 31, 2012, capital contributions, accumulated undistributed net investment income, and accumulated net realized gain (loss) from investments have been adjusted for current period permanent book/tax differences which arose principally from differing book/tax treatments of amortization of deferred organization costs, foreign currency transactions, and investments in partnerships and PFICs. The following amounts were reclassified within the capital accounts for the Independence Fund:

The Motley Fool Funds Trust	65

Independence Fund

Paid in Capital	Accumulated Undistributed Income	Accumulated Net Realized Gain (Loss) on Investments

—	$(125,173)	$125,173

Great America Fund

Paid in Capital	Accumulated Undistributed Income	Accumulated Net Realized Gain (Loss) on Investments

$(1,524)	$1,735	$(211)

Epic Voyage Fund

Paid in Capital	Accumulated Undistributed Income	Accumulated Net Realized Gain (Loss) on Investments

$(12,825)	$6,763	$6,062

Management has analyzed the Funds’ tax positions and has concluded that no provision for income tax is required in the financial statements. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management’s conclusions may be subject to review and adjustment at a later date based on certain factors including, but not limited to, further implementation guidance from the FASB, new tax laws, regulations, and administrative interpretations (including court decisions).

9. Subsequent Events:

Subsequent events have been evaluated through the date that the financial statements were issued. All subsequent events determined to be relevant and material to the financial statements have been appropriately recorded or disclosed.

66	The Motley Fool Funds Trust

Notice to Shareholders (Unaudited)

Information on Proxy Voting

The Trust’s proxy voting guidelines, used to determine how to vote proxies relating to portfolio securities and information regarding how the Trust voted proxies relating to portfolio securities of the Fund during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling (888) 863-8803; (ii) on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov; and (iii) on the Fund’s website at http://www.FoolFunds.com.

Quarterly Schedule of Investments

The Trust provides a complete list of the Fund’s holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the Portfolio of Investments appears in the semi-annual and annual reports to shareholders. For the first and third quarters, the Trust files the Portfolio of Investments with the SEC on Form N-Q. Shareholders can obtain the Form N-Q (i) without charge, upon request, by calling(888) 863-8803; (ii) on the SEC’s website at http://www.sec.gov; and (iii) on the Fund’s website at http://www.FoolFunds.com. The Form N-Q may be reviewed or copied at the SEC Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

The Motley Fool Funds Trust	67

The Motley Fool Funds Trust Privacy Policy

What Does Motley Fool Funds Trust Do With Your Personal Information?

Why?: Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?: The type of personal information we collect and share, depends on the product or service you have with us. This information can include:

        •       Social Security number and transaction history

        •       Account balances and checking account information

        •       Account transactions and wire transfer instructions

When you are no longer a customer, we continue to share your information as described in this notice.

How?: All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons The Motley Fool Funds Trust chooses to share; and whether you can limit this sharing.

Reasons we share your personal information	Does the Motley Fool Funds Trust share?	Can you limit this sharing?

 For our everyday business purposes —
such as to process your transaction, maintain your account(s), provide you with necessary information, respond to court orders and legal investigation, or report to credit bureaus

	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	Yes
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our affiliates to market to you	Yes	Yes
For nonaffiliates to market to you	No	We don’t share

To limit our sharing:

        •       Visit us online: http://www.FoolFunds.com/marketing/EmailRestriction.aspx

68	The Motley Fool Funds Trust

Please note:

If you are a new customer, we can begin sharing your information 30 days from the days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice.

However, you can contact us at any time to limit our sharing.

Questions: Call 1-888-863-8803 or go to www.FoolFunds.com

What we do:

How does The Motley Fool Funds Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include physical, electronic, and procedural safeguards, including encryption, authentication, and secured buildings and files.

How does The Motley Fool Funds Trust collect my personal information?

We collect your personal information, for example, when you

        •       open an account or provide account information

        •       make deposits or withdrawals from your account

        •       make a wire transfer or tell us where to send the money

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

        •       sharing for affiliates’ everyday business purposes — information about your creditworthiness

        •       deposits or withdrawals from your account

        •       sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

What happens when I limit sharing for an account I hold jointly with someone else?

Your choices will apply to everyone on your account.

Definitions:

Affiliates - Companies related by common ownership or control. They can be financial and nonfinancial companies.

Our affiliates include companies with a Motley Fool name; financial companies such as Motley Fool Asset Management, LLC; and nonfinancial companies such as The Motley Fool, LLC and The Motley Fool Holdings, Inc.

Nonaffiliates - Companies not related by common ownership or control. They can be financial and nonfinancial companies.

The Motley Fool Funds Trust does not share with nonaffiliates so they can market to you.

Joint marketing - A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

The Motley Fool Funds Trust doesn’t jointly market.

The Motley Fool Funds Trust	69

Directors and Officers

NAME, ADDRESS, AND AGE (1)	POSITION(S) HELD WITH THE TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED (2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE

INDEPENDENT TRUSTEES
Kathleen A. O’Neil 61	Trustee	Since March, 2009	President/CEO, Liberty Street Advisors (consultancy); Director, BMC Software, Guidance Software, MetLife Bank, N.A., John Carroll University (1999 to 2008)	3	BMC Software, Guidance Software, MetLife Bank N.A.
Stephen L. Boyd 72	Trustee	Since March, 2009	Advisory Director, Morgan Stanley Investment Management	3	None
Carl G. Verboncoeur 60	Trustee	Since July, 2012	Self-employed consultant since 2009; Chief Executive Officer, Rydex Investments (2003-2009)	3	SPDR Series Trust (Trustee); SPDR Index Shares Funds (Trustee); SSgA Active ETF Trust (Trustee); SSgA Master Trust (Trustee)
INTERESTED TRUSTEES AND OFFICERS
Peter E. Jacobstein(3) 47	Trustee President	Since November, 2008	President, Motley Fool Asset Management, LLC; SVP, The Motley Fool, Inc. (financial publishing)	3	None
Philip J. Biedronski, Jr. 45	Treasurer	Since September, 2011	Controller & Treasurer, The Motley Fool Holdings, Inc. (and its predecessor, The Motley Fool, Inc.) (financial publishing)	N/A	N/A
Lawrence T. Greenberg 50	Vice President Secretary	Since March, 2009	SVP and Chief Legal Officer, The Motley Fool Holdings, Inc. (and its predecessor, The Motley Fool, Inc.) (financial publishing). Adjunct professor, Washington College of Law, American University, 2006-present, Director, Fool/Love Money.com Financial Services, Ltd. (U.K. mortgage adviser) (2008 to 2009), Lovemoney. com, Ltd. (U.K. financial information site) (2009 to 2009). Director, The Motley Fool Australia Pty Ltd. (financial publishing) (2010-present). Director, The Motley Fool Canada, ULC (2012-present). Director, The Motley Fool Singapore PTE LTD (2012-present). Manager, Motley Fool Financial Planning (January 2013-present).	N/A	N/A
Salvatore Faia 50	Chief Compliance Officer	Since March, 2009	President, Vigilant Compliance LLC since 2004; and Director of EIP Growth and Income Fund since 2005	N/A	N/A
(1)	Each Trustee can be contacted by writing to The Motley Fool Funds Trust, 2000 Duke Street, Suite 175, Alexandria,VA 22314.
(2)	Each Trustee holds office until the next meeting of shareholders at which Trustees are elected (or otherwise appointed) and serve until his or her successor has been elected or qualified.
(3)	Mr. Jacobstein is an“interested person” (as defined by the 1940 Act) of the Trust. Mr. Jacobstein is the President and Chairman of the Adviser.

For more information regarding the trustees and officers, please refer to the Statement of Additional Information, which is available, without charge, upon request by calling (888) 863-8803 or visiting www.www.FoolFunds.com.

70	The Motley Fool Funds Trust

Board Approval of Advisory Agreement (Unaudited)

At a meeting held in person on March 13, 2013, the Board, including the Trustees who are not “interested persons,” as defined by the Investment Company Act of 1940, as amended, of the Trust or the Adviser (the “Independent Trustees”), approved continuation of the Advisory Agreement between the Trust and the Adviser pursuant to which the Adviser provides investment advisory services to the Independence Fund, Great America Fund and Epic Voyage Fund.

In determining whether to approve the Advisory Agreement, the Board exercised its business judgment and considered various pieces of information regarding the Adviser and the Independence Fund, Great America Fund and Epic Voyage Fund, as well as various factors including those described below that the Board deemed to be relevant. In its deliberations, the Board did not rank the importance of any particular piece of information or factor considered, and it is assumed that each Trustee attributed different weights to the various factors. The following summarizes the materials and principal factors that the Board considered, and the conclusions the Board reached, in approving the Advisory Agreement for the Independence Fund, Great America Fund and Epic Voyage Fund.

In its deliberations, the Board considered many factors, including the nature, extent and quality of services provided by the Adviser; particularly, the qualifications and capabilities of the personnel responsible for providing services to the Independence Fund, Great America Fund and Epic Voyage Fund. The Board was provided with information regarding the Adviser and its personnel, including information regarding the Adviser’s financial condition. The Board reviewed the financial condition of the Adviser to determine that adequate resources were available to continue to provide the level of service expected to be provided to the Independence Fund, Great America Fund and Epic Voyage Fund. On the basis of its evaluation, the Board determined that the Adviser and its personnel were well-qualified to provide all required services to the Independence Fund, Great America Fund and Epic Voyage Fund and to provide services that are of high quality, and that the Adviser had the appropriate resources to provide such services.

The Board recognized that a fund’s investment performance is an important factor for a mutual fund board to consider in connection with the approval of an investment advisory agreement. The Board reviewed the performance of the Adviser and the Independence Fund, the Great America Fund and Epic Voyage Fund over various periods of time as compared to relevant indices and to peer group funds. The Board recognized that the Independence Fund underperformed its benchmark and peer group funds for the one year period but outperformed both for the three year period, that the Great America Fund outperformed the median of its peer group funds but underperformed its benchmark for the one year period, and that the Epic Voyage Fund underperformed its benchmark and median of its peer group funds for the one year period. The Trustees also recognized that the Adviser does not manage the Funds to their respective benchmarks and were satisfied with the Adviser’s investment process

The Motley Fool Funds Trust	71

and decision-making and the relative performance of the Funds. The Board determined that the Independence Fund, Great America Fund and Epic Voyage Fund were each delivering positive and reasonable performance results, consistent with the investment strategies of each of these Funds.

The Board also considered the costs of services to be provided by the Adviser and the profits to be realized by the Adviser and its affiliates under the Advisory Agreement, as well as comparative fees and expenses of other mutual funds. The Board evaluated the structure of the advisory fee and noted that the fees payable by the Independence Fund, Great America Fund and Epic Voyage Fund would partially depend on the relative performance of the Independence Fund, Great America Fund and Epic Voyage Fund, which should continue to provide a strong incentive for the Adviser to use its best efforts and commit the resources necessary for the management of the Independence Fund, Great America Fund and Epic Voyage Fund and, thus, increase the likelihood that the Independence Fund, Great America Fund and Epic Voyage Fund would perform well in the future. The Board also considered information regarding the advisory fees of comparable funds. It evaluated the advisory fee arrangements of the Independence Fund, Great America Fund and Epic Voyage Fund in light of this information and, in this regard, considered various factors that judicial decisions have specified as pertinent generally and factors that the Securities and Exchange Commission has stated should be considered with respect to fulcrum fee arrangements. The Board also considered that the Adviser continues to subsidize the Funds through an expense cap and has committed to maintain that cap. The Board noted that the base fee paid by each Fund under the Advisory Agreement is within the range of fees paid by a peer group of funds, and that the overall expense ratios of the Independence Fund, Great America Fund and Epic Voyage Fund, after giving effect to the Adviser’s expense limitation, is within the range of expense ratios of the peer group funds. Based on the foregoing considerations, the Board determined that it was satisfied that the advisory fee proposed for each of the Independence Fund, Great America Fund and Epic Voyage Fund is consistent with applicable standards and is reasonable and fair.

The Board recognized the importance of considering economies of scale when evaluating a proposed advisory fee, including the extent to which any such economies of scale would be shared with the Independence Fund, Great America Fund and Epic Voyage Fund for the benefit of shareholders. It noted that the Funds had not accumulated sufficient assets to benefit to any significant degree from economies of scale and that the Adviser continues to subsidize the Funds to maintain their expense caps.

The Board further considered the potential benefits that might be received by the Adviser due to its relationship with the Independence Fund, Great America Fund and Epic Voyage Fund. It concluded that the Adviser does receive limited research through soft dollar trading. It was noted that the Adviser receives no other benefits beyond the advisory fee and the soft dollar research, as a result of serving as Adviser to the Independence Fund, Great America Fund and Epic Voyage Fund.

72	The Motley Fool Funds Trust

Based on its review of the information and factors described above, and other considerations deemed pertinent, the Board, including all of the Independent Trustees, unanimously approved the continuation of the Advisory Agreement for an additional one-year period ending March 31, 2014.

The Motley Fool Funds Trust	73

Investment Adviser

Motley Fool Asset Management, LLC

2000 Duke Street

Suite 175

Alexandria, VA 22314

Administrator and Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

P.O. Box 9780

Providence, RI 02940-9780

Custodian

The Bank of New York Mellon

One Wall Street

New York, NY 10286

Distributor

Foreside Funds Distributors LLC

899 Cassatt Road

400 Berwyn Park, Suite 110

Berwyn, PA 19312

Legal Counsel

Bingham McCutchen LLP

2020 K Street NW

Washington, DC 20006-1806

74	The Motley Fool Funds Trust

Motley Fool Funds Guiding Principles

At Motley Fool Funds, we aim to get right what we believe much of the fund industry gets wrong. Our approach all begins with a shareholder-centric philosophy that we think is unique.

- We are — and will remain — significant investors with you in Motley Fool Funds.

- We will manage your investment in Motley Fool Funds as if it were our own.

- We will keep our financial incentives aligned with those of our shareholders.

- We will invest for the long term.We seek to maximize returns while we minimize business, regulatory, financial, and sovereign risks.

- We will not impose loads or 12b-1 charges, and we will apply redemption fees only to discourage the short-term trading that can hurt all of a Fund's investors.

- We will be advocates on your behalf with company managers and boards, in the interest of enhancing the value of your shares.

- We will recognize that one of our most powerful analytical weapons is the phrase "I don't know." In that spirit, we will constantly review our successes and mistakes and remain passionate about learning.

- We will communicate with our shareholders as clearly and candidly as possible.

Whew, sure glad I got that over with. Now I can make copies for all my friends.

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission	of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which members may recommend nominees to the Registrant’s board of directors, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls	and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Motley Fool Funds Trust

By (Signature and Title)*	/s/ Peter E. Jacobstein
Peter E. Jacobstein, President
(principal executive officer)

Date	07/01/13

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Peter E. Jacobstein
Peter E. Jacobstein, President
(principal executive officer)

Date	07/01/13

By (Signature and Title)*	/s/ Philip J. Biedronski
Philip J. Biedronski, Treasurer
(principal financial officer)

Date	07/01/13

* Print the name and title of each signing officer under his or her signature.